UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
SCHEDULE 14A
______________________________
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
______________________________

☒	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
INNVENTURE, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
______________________________

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MESSAGE FROM THE CHIEF EXECUTIVE OFFICER
Dear Fellow Innventure Stockholders,
We are pleased to invite you to join us at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of
Innventure, Inc. (the “Company,” “we,” “our,” or “Innventure”) to be held on Wednesday, June 17 at 10:00 a.m. Eastern
Time by means of a virtual conference. We value your voice and believe it is important that your shares are represented at our Annual Meeting. We urge you to cast your vote as soon as possible by telephone, via the Internet or by mail.
The following notice of the Annual Meeting (the “Notice”) and proxy statement (the “Proxy Statement” or
“Proxy”) describe the various matters that will be voted on. During the meeting, we will open the floor for you to ask questions.
The Company’s board of directors (the “Board of Directors” or “Board”) recommends that you vote:
•FOR the election of the three nominees to serve as Class II directors on our Board of Directors, each for a three-year term expiring at the 2029 Annual Meeting of Stockholders; and
•FOR the ratification of the appointment of Withum Smith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Please refer to the accompanying Proxy Statement for detailed information on each of the proposals and the
Annual Meeting. On behalf of the Board of Directors, executives and all Innventure team members, we appreciate your continued support of Innventure.

April 30, 2026

Gregory W. Haskell Chief Executive Officer and Director
NOTICE OF 2026 ANNUAL GENERAL MEETING
2026 Annual General Meeting of Stockholders (the “Annual Meeting”) Details

Date and Time:	June 17, 2026 10:00 a.m. Eastern Time

Record Date:	April 20, 2026
You may vote if you were a stockholder at the close
of business on April 20, 2026 (the “Record Date”). A
list of stockholders as of the close of business on the
Record Date will be available for examination by
stockholders during the Annual Meeting and for a
period of 10 days prior to the Annual Meeting. If you
would like to view the stockholder list in advance of
the Annual Meeting, please contact us at
investorrelations@innventure.com to schedule an
appointment and make arrangements.

Place:	www.virtualshareholdermeeting.com/INV2026

Proxy Mail Date:	April 30, 2026
For additional Annual Meeting details, please see “General Information About the Annual Meeting and Voting” in
the Proxy Statement.
Voting: Stockholders are invited to attend the live virtual meeting. Even if you plan to attend, we encourage you to vote in advance of the meeting.  You may cast your vote via:

Internet www.proxyvote.com	Mail mark, sign, date & return your proxy card
Phone 1-800-690-6903	Live at the virtual Annual Meeting www.virtualshareholdermeeting.com/INV2026
Please see “How to Vote” below for specific instructions on how to vote through each of these channels.
At our Annual Meeting, our stockholders will be asked to:
1.Elect three Class II directors, Bruce Brown, James O. Donnally and Catriona Fallon, as recommended by the Nominating and Corporate Governance Committee, each being nominated to serve for a three-year term expiring at the
2029 Annual Meeting of Stockholders;
2.Ratify the appointment of Withum Smith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June
17, 2026:  Our Annual Report on Form 10-K for the year ended December 31, 2025, and the Proxy Statement are available free of charge at www.proxyvote.com.
Investor Relations
Innventure, Inc.
6900 Tavistock Lakes Boulevard, Suite 400
Orlando, Florida 32827
investorrelations@innventure.com

By order of the Board of Directors,

Suzanne Niemeyer General Counsel
-i-
TABLE OF CONTENTS
-ii-
TABLE OF CONTENTS
(continued)

Securities Authorized for Issuance Under Equity Compensation Plans	39
OTHER INFORMATION	40
Proxy Materials	40
Delivery of Proxy Materials to Households	40
Forward-looking statements. Except for historical and factual information contained herein, matters set forth in this Proxy Statement identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934,
as amended (the “Exchange Act”), and are subject to the “safe harbor” protection thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only and are subject to uncertainties.
These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Actual events and results may differ materially from those anticipated by us in those statements due to several factors, including those disclosed in our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason and we undertake no obligation to update any forward-looking statements made in this Proxy Statement or in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, to reflect new events or circumstances, new information or the occurrence of unanticipated events, except as required by law.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Purpose of the Annual Meeting. At the Annual Meeting, our stockholders will consider and vote on the following matters:

Proposal 1:
Elect three Class II directors, Bruce Brown, James O. Donnally and Catriona Fallon,
as recommended by the Nominating and Corporate Governance Committee (the
“N&CG Committee”), each being nominated to serve for a three-year term expiring at the 2029 annual meeting of stockholders;

Proposal 2:	Ratify the appointment of Withum Smith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

Proposal 3:	Transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
As of the date of this Proxy Statement, we are not aware of any business to come before the meeting other than the first two items noted above.
Board of Directors Recommendation. Our Board of Directors unanimously recommends that you vote:

FOR	the election of the three nominees to serve as Class II directors on our Board of Directors, each for a three-year term expiring at the 2029 annual meeting of stockholders; and

FOR	the ratification of the appointment of Withum Smith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Availability of Proxy Materials.  The proxy materials, including this Proxy Statement, a proxy card and our
Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), which we filed with the
SEC on March 30, 2026, are available for viewing, printing and downloading at www.proxyvote.com. We began making these proxy materials available to our stockholders on or about April 30, 2026.
Who Can Vote at the Annual Meeting? Only stockholders of record at the close of business on April 20, 2026
(the “Record Date”) will be entitled to vote at the Annual Meeting. On this Record Date, there were (i) 82,094,894 shares of common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote; (ii) 35,792 shares of
Series B Preferred Stock, par value of $0.0001 per share (the “Series B Preferred Stock”), outstanding and entitled to vote;
and (iii) 159,270 shares of Series C Preferred Stock, par value of $0.0001 per share (the “Series C Preferred Stock”), outstanding and entitled to vote.
Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Annual Meeting and each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Annual Meeting.
Furthermore, each holder of Common Stock shall vote together with the holders of the Series B Preferred Stock and the
Series C Preferred Stock as a single class.
Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name.”
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust
Company, LLC, then you are considered the “stockholder of record” of those shares. In this case, your Notice of
Availability (as defined below) has been sent to you directly by us. You may vote your shares by proxy prior to the Annual
Meeting by following the instructions contained in the Notice, the Notice of Availability, the proxy card and in the section titled “How to Vote” below.
Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of
Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.
Do the Series B Preferred Stockholders Have Voting Rights? Yes. As described in the certificate of designation for the Series B Preferred Stock (the “Series B Certificate of Designation”), for each whole share of Series B Preferred
Stock held by the holder as of the Record Date, the holders of the Series B Preferred Stock will be entitled to cast the number of votes equal to (i) the Original Issue Price, which is $10.00, divided by (ii) $10.35, which is the Minimum Price
(which shall have the meaning assigned in Nasdaq Listing Rule 5635(d)) as of the initial issue date of the Series B
Preferred Stock, and will vote with the holders of the Common Stock and Series C Preferred Stock as a single class and on an as-converted basis, except as provided by law or applicable “Nasdaq Listing Rules” of the Nasdaq Global Market
(“Nasdaq”) and subject to certain other limitations as set forth in the Series B Certificate of Designation. Following this calculation, each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Annual
Meeting.
Do the Series C Preferred Stockholders Have Voting Rights?   Yes. As described in the certificate of designation
for the Series C Preferred Stock (the “Series C Certificate of Designation”), for each whole share of Series C Preferred
Stock held by the holder as of the Record Date, the holders of the Series C Preferred Stock will be entitled to cast the number of votes equal to (i) the Original Issue Price, which is $10.00, divided by (ii) $7.72, which is the Minimum Price
(which shall have the meaning assigned in Nasdaq Listing Rule 5635(d)) as of the initial issue date of the Series C
Preferred Stock, and will vote with the holders of the Common Stock and Series B Preferred Stock as a single class and on an as-converted basis, except as provided by law or applicable Nasdaq Listing Rules and subject to certain other limitations as set forth in the Series C Certificate of Designation. Following this calculation, each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Annual Meeting.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials instead of a Full
Set of Proxy Materials?  We are pleased to comply with the rules of the SEC that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders of record and beneficial owners of our Common Stock a notice of internet availability of proxy materials (the “Notice of
Availability”) instead of paper copies of this Proxy Statement, our proxy card, and our 2025 Annual Report. We will send the Notice of Availability on or about April 30, 2026. Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This Proxy Statement and our 2025 Annual Report are available for viewing, printing and downloading on the Internet at www.proxyvote.com.
How to Virtually Attend the Annual Meeting. The Annual Meeting will be a virtual meeting, and you may not attend in person.  In order to attend the meeting online, you must visit www.virtualshareholdermeeting.com/INV2026 starting at 9:45 a.m., Eastern Time, on June 17, 2026. You may attend the Annual Meeting online by following the instructions that you will receive once you log on.
Online registration for the Annual Meeting will begin on April 30, 2026 and you should allow ample time for the online registration. Upon completing your registration, you will receive a verification email confirming your registration into the Annual Meeting. The Annual Meeting will start at 10:00 a.m., Eastern Time, on June 17, 2026. You may log on to
the virtual meeting starting one hour before it begins. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:45 a.m., Eastern Time, on June 17, 2026.
How to Vote.  If you are the stockholder of record of your shares as of the Record Date, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the
Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:
•By Telephone Prior to the Annual Meeting. You may transmit your proxy over the phone by calling
1-800-690-6903 and following the instructions provided in the Notice and on the proxy card.  You will need to have your Notice of Availability or proxy card in hand when you call.
•Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet by following the instructions provided in the Notice, the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.proxyvote.com.
•By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you may vote by completing and mailing your proxy card as described in the proxy materials.

•Online During the Annual Meeting. You may vote your shares online while virtually attending the Annual
Meeting by following the instructions found on your Notice and/or proxy card and by visiting
www.virtualshareholdermeeting.com/INV2026 starting at 9:45 a.m., Eastern Time, on June 17, 2026.
Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on June
16, 2026, and mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 16, 2026 in order to be counted at the Annual Meeting.
If your shares are held in “street name,” your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in
“street name,” you must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. In addition, you will need your control number included on your Notice or proxy card in order to be able to vote your shares online while virtually attending the Annual Meeting.
Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.
How Many Votes Do I Have? If you own shares of our Common Stock, then on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date. If you own shares of Series B
Preferred Stock, then on each matter to be voted upon, you have 0.97 votes for each share of Series B Preferred Stock you own as of the Record Date. If you own shares of Series C Preferred Stock, then on each matter to be voted upon, you have
1.3 votes for each share of Series C Preferred Stock you own as of the Record Date.
Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?
No. You may not vote your shares by filling out and returning the Notice of Availability. However, the Notice, the Notice
of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.
How Do I Submit a Question at the Annual Meeting?  Stockholders should visit
www.virtualshareholdermeeting.com/INV2026 to virtually attend, vote and submit questions during the Annual Meeting.
Stockholders may submit questions until the Annual Meeting’s adjournment.
May I See a List of Stockholders Entitled to Vote as of the Record Date?  A list of stockholders as of the close of business on the Record Date will be available for examination by stockholders during the Annual Meeting and for a period of 10 days prior to the Annual Meeting. If you would like to view the stockholder list in advance of the Annual Meeting, please contact us at investorrelations@innventure.com to schedule an appointment and make arrangements.
Quorum.  A quorum of stockholders is necessary to hold a valid Annual Meeting. The holders of a majority of the voting power of the issued and outstanding shares of our capital stock entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.
On the Record Date, there were (i) 82,094,894 shares of Common Stock outstanding and entitled to vote; (ii)
35,792 shares of Series B Preferred Stock outstanding and entitled to vote; and (iii) 159,270 shares of Series C Preferred
Stock outstanding and entitled to vote, with each share of Common Stock entitled to one vote, each share of Series B
Preferred Stock entitled to 0.97 votes, and each share of Series C Preferred Stock entitled to 1.3 votes. Thus, the holders of shares representing 41,168,332 votes must be present in person or represented by proxy at the meeting to have a quorum.
Shares present virtually during the Annual Meeting will be considered shares represented in person or by means of remote communication at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.
A broker “non-vote” occurs when (i) a broker or other nominee holds shares for a beneficial owner, (ii) the beneficial owner has not given the respective broker specific voting instructions, (iii) the matter is non-routine in nature, and (iv) there is at least one routine proposal presented at the applicable meeting of stockholders (such as Proposal 2 at this

Annual Meeting). Under applicable rules, a broker or other nominee has discretionary voting power only with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Broker non-votes are considered present for purposes of determining the presence of a quorum so long as the shares represented by a broker or other nominee who holds shares for a beneficial owner, where the beneficial owner has not given the respective broker or other nominee specific voting instructions, can be voted for, against or in abstention for at least one proposal presented at the
Annual Meeting. Because there is a routine proposal presented at the Annual Meeting (Proposal 2) on which brokers and other nominees have such discretionary voting power, broker non-votes will be counted for quorum purposes at the Annual
Meeting.
Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal and occur when shares present at the meeting are marked ABSTAIN.
Proposal 1 is a non-routine matter, so your broker or nominee may not vote your shares on Proposal 1 without your instructions. Proposal 2, the ratification of Withum Smith+Brown, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026, is a routine matter so your broker or nominee may vote your shares on Proposal 2 even in the absence of your instruction.
Please instruct your bank, broker or other nominee to ensure that your vote will be counted.
Votes Required.  With respect to Proposal 1, directors shall be elected by a plurality of the votes cast (meaning that the directors who receive the highest number of shares voted “for” their election are elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the nominees.
Adoption of Proposal 2 requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
How You May Vote. With respect to Proposal 1, you may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees.
With respect to Proposal 2, you may vote “for,” “against” or “abstain” from voting. If you “abstain” from voting with respect to this proposal, your vote will have no effect on the proposal, as provided in Section 2.08(a) of the
Company’s Bylaws. Broker non-votes, if any, will have no effect on the vote for this proposal.
Proposal 2 is considered a routine matter on which the broker will have discretionary authority to vote on the proposal should a beneficial holder not provide voting instructions. For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposal 2, you will have to provide your broker with such an instruction.
Otherwise, your broker will vote Proposal 2 in its discretion.
Method of Counting Votes.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Each share of our Series B Preferred Stock is entitled to 0.97 votes on each matter to be voted on at the Annual Meeting and each share of our Series C Preferred Stock is entitled to 1.3 votes on each matter to be voted on at the Annual Meeting. Furthermore, each holder of Common Stock shall vote together with the holders of the Series B
Preferred Stock and the Series C Preferred Stock as a single class.
Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.
Revoking a Proxy; Changing Your Vote. If you are a stockholder of record, you may revoke your proxy before the vote is taken at the Annual Meeting:
•by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above;

•by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above;
or
•by filing a written revocation with our Corporate Secretary.
If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.
Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not automatically revoke your proxy.
Costs of Proxy Solicitation. We will pay the cost of soliciting proxies. The Company is making this solicitation by mail and may also use telephone or in person contacts, using the services of a number of regular employees of
Innventure at nominal or no cost. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of Common Stock held of record by them, and we will reimburse those persons for their reasonable expenses in doing so.
Voting Results.  We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
2027 Stockholder Proposals and Nominations.  In order to submit a proposal for inclusion in our proxy statement and proxy card for the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), you must follow the procedures outlined in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, we must receive your stockholder proposal at our principal corporate offices in Orlando, Florida as set forth below no later than December 31, 2026.
If you wish to present a proposal or nominate a director for consideration at the 2027 Annual Meeting without having the proposal or nominee included in our proxy statement and proxy card per the above paragraph, you must follow the current advance notice provisions and other requirements and procedures outlined in our By-laws (as amended and restated, the “Bylaws”), which are filed with the SEC. To be properly brought, that notice must contain the information specified in our Bylaws and we must receive your notice at the address noted below no earlier than the close of business on
February 17, 2027, and no later than the close of business on March 19, 2027. If your notice is not properly brought before the 2027 Annual Meeting in accordance with our Bylaws, the presiding officer of the meeting may declare such proposal or nomination not properly brought before the 2027 Annual Meeting, and it will not be acted upon.
Universal Proxy Rules. In addition to satisfying the requirements under our Bylaws, if a stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than the
Company’s nominees, the stockholder must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice—unless the information required by Rule 14a-19 has been provided in a preliminary or definitive proxy statement previously filed by such stockholder—must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the one-year anniversary date of the Annual Meeting
(for the 2027 Annual Meeting, no later than April 18, 2027). If the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, however, then the stockholder must provide notice by the later of 60 calendar days prior to the date of the 2027 Annual Meeting and the 10th calendar day following the date on which public announcement of the date of the 2027 Annual Meeting is first made.
Any proposals or notices should be sent to the following mailing address: Suzanne Niemeyer, General Counsel,
Innventure, Inc., 6900 Tavistock Lakes, Blvd., Suite 400, Orlando, Florida 32827.

PROPOSAL ONE—ELECTION OF DIRECTORS
Our Board is currently comprised of nine directors. As described in our Amended and Restated Certificate of
Incorporation (“Certificate of Incorporation”) and Bylaws, our Board is currently divided into three classes (Class I, Class
II and Class III), each with a three-year term. The term of our Class II directors currently in office expires at this Annual
Meeting; our Class III directors’ terms expire at the 2027 Annual Meeting; and our Class I directors’ terms expire at the
2028 Annual Meeting of Stockholders. Our Certificate of Incorporation provides that the successors to the class of directors whose term expires at each annual meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are elected and qualified.
The N&CG Committee oversees an ongoing process to evaluate the composition of the Board in light of the
Company’s strategic needs and to ensure that it reflects an appropriate balance of independence, skills, qualification and experience. In doing so, the N&CG Committee considers, among other factors, the independence of each director under applicable listing standards, the mix of professional backgrounds and areas of expertise represented on the Board, and the extent to which the Board collectively possesses the competencies necessary for effective oversight of a public company and the markets in which the Company and its subsidiaries operate. As part of this process, the N&CG Committee maintains and periodically reviews a skills and experience matrix that maps the qualifications of current directors against key areas of expertise, including strategy, operations, industry knowledge, financial and accounting acumen, public company governance and oversight, risk management and other relevant disciplines.
Since October 2024, Bruce Brown has served on our Board as a Class II director and as Chair of the
Compensation Committee. In November 2025, Mr. Brown was appointed to serve as the Board’s first Lead Independent
Director. In light of Mr. Brown’s extensive experience as a director of public companies, leading organizations and commercializing innovations, as well as the significant value he has added to the Board during his tenure related to strategy, governance and risk management, the N&CG Committee recommended that the Board nominate Mr. Brown for reelection.
Since October 2024, James O. Donnally has served on our Board as a Class II director, as Chair of the Audit
Committee, where he also qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of
Regulation S-K, and as a member of the Compensation Committee. Due to Mr. Donnally’s over 30 years of experience in finance, accounting and company development, as well as the financial expertise he has provided during his Board service, the N&CG Committee recommended that the Board nominate Mr. Donnally for reelection.
Beginning in 2025, as part of ongoing Board refreshment efforts, the N&CG Committee undertook a review of the
Board’s composition with a focus on identifying potential new directors. The goal of these efforts included expanding independent representation on the Board to further align with public company governance standards and addressing areas for enhancement identified through the N&CG Committee’s review of the Company’s skills and experience matrix.
In 2025, the Committee engaged an external search firm to assist in identifying independent director candidates.
Through this process, the Committee identified Catriona Fallon as a candidate with extensive strategic finance and leadership experience, as well as significant experience chairing public company audit committees. The N&CG Committee believes that Ms. Fallon’s skills and experience will further complement the Board’s capabilities and support its oversight of the Company’s strategy and risk-management efforts.
After reviewing the qualifications of each of Mr. Brown, Mr. Donnally and Ms. Fallon, the N&CG Committee
recommended to the Board that each nominee be submitted to a vote of our stockholders at the Annual Meeting. The Board unanimously approved the N&CG Committee’s recommendation and nominated Mr. Brown, Mr. Donnally and Ms. Fallon as Class II director nominees for election at the Annual Meeting. If elected, the nominees will serve for a three-year term until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier death, disability, resignation, disqualification or removal.
Each of Mr. Brown, Mr. Donnally and Ms. Fallon has indicated a willingness to serve if elected. The Board expects each nominee to be able to serve if elected and has no reason to believe that any of the nominees will be unable to serve if elected. However, if a director nominee should be unable to serve, or for good cause will not serve, proxies may be voted for a substitute nominee designated by Innventure’s Board of Directors.
To be elected, each Class II director nominee must receive a plurality vote of the votes cast. If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Bruce Brown, James O. Donnally and Catriona Fallon as Class II directors.

You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.
Broker non-votes will have no effect on the election of the nominees.
Board Recommendation
Our Board of Directors unanimously recommends that you vote “FOR” the election of each of Bruce Brown,
James O. Donnally and Catriona Fallon as Class II directors.

CORPORATE GOVERNANCE
Our Board of Directors
Class II Director Nominees
Bruce Brown, 67, is a Class II director of Innventure and has served as Innventure’s Lead Independent Director since November 12, 2025 and as a director of Innventure since October 2024. Mr. Brown retired from P&G in 2014 after
34 years of service, including six years with the company as Chief Technology Officer (“CTO”), where he was responsible for the company’s R&D Organization, and Innovation & Technology Programs. Before his tenure as CTO, he worked with
P&G in Europe & Asia driving international business expansions. Mr. Brown currently serves on the board of Magnera
Corporation, a global manufacturing company (NYSE: MAGN), and has previously served on the board of Nokia
Corporation, a Finnish telecommunications, information technology, and consumer electronics corporation (NYSE: NOK), where, after 11 years and upon reaching the tenure limit, he concluded his term in 2023. Formerly, Mr. Brown was a director of Medpace Holdings, Inc. (Nasdaq: MEDP) from 2016 to 2019. Mr. Brown was appointed in 2011 by the
Government of Singapore as a member of the board of directors of the Agency for Science, Technology, and Research
(ASTAR), giving him experience on how to operate within and through government agencies across the globe. Mr. Brown has also served on the board of directors of Xavier University in Cincinnati, Ohio. Mr. Brown has a B.S. in Chemical
Engineering from the Polytechnic Institute of New York University, and an MBA in Marketing and Finance from Xavier
University. The Company believes that Mr. Brown is well qualified to serve as a member of the Board due to his extensive experience as a director of public companies, leading organizations and commercializing innovations.
James (“Jim”) O. Donnally, 61, is a Class II director of Innventure and has served as director for Innventure since October 2024. Mr. Donnally has served as the Managing Member of Bellringer Consulting Group, LLC, a startup consulting company and the General Partner of the Glockner Family Venture Fund, LP, since 2023 and served as a
Manager of Innventure LLC from 2015 until 2024. He previously served as the Vice President and Chief Financial Officer for Glockner Enterprises, whose family office investment thesis is around green technology manufacturing and was the original funding partner for Innventure, PureCycle Technologies, Inc. (“PureCycle” or “PCT”) and AeroFlexx, LLC
(“AeroFlexx”), from 1996 to 2023. Glockner Enterprises includes a commercial finance division, captive and independent insurance agencies and franchise automobile dealerships in Ohio and Kentucky.  Mr. Donnally was the Chief Financial
Officer for PureCycle, an innovative plastic waste processing company, from January 2017 to December 2020. In his prior role as Chief Financial Officer at Glockner Enterprises, he managed the Information Technology, Human Resources,
Accounting and Legal departments, giving him the ideal view of the inner workings of the enterprise – such as treasury and other asset management, lender and regulatory relations and employee benefit administration. Prior to joining Glockner
Enterprises in 1996, Mr. Donnally was a Certified Public Accountant at Hayflich & Steinberg, where he performed for-
profit audit, review, compilation and tax engagements for regional wholesale, retail, manufacturing and service concerns, specializing in consolidations. Mr. Donnally received his bachelor’s in accounting with minors in economics, finance, philosophy, psychology and theater in 1991 from Marshall University. The Company believes Mr. Donnally is qualified to serve as a member of the Board due to his over 30 years of experience in finance, accounting and company development.
Catriona Fallon, 55, is a nominee for election to the Board. Since 2021, Ms. Fallon has served as an interim and fractional chief financial officer for a number of private and high-growth companies, including Whitehouse Post
Companies, an editing and production company, SambaNova AI, an AI infrastructure company, and Aktana, a software company focusing in the global life sciences industry.  From 2019 to 2021, Ms. Fallon served as Chief Financial and
Administrative Officer of Hitachi Vantara, a subsidiary of Hitachi, Ltd., where she led the company’s global financial reporting and analysis, controllership, tax, treasury, internal audit and controls, real estate, facilities and financial shared services functions. Prior to that, Ms. Fallon served as general manager of Silver Spring Networks following its acquisition by Itron and, prior to the acquisition, as Chief Financial Officer of Silver Spring Networks. Ms. Fallon previously served as
Executive Vice President and Chief Financial Officer of Marin Software and also held finance and strategic leadership roles at Cognizant Technology Solutions and Hewlett-Packard, and served as an equity analyst at Citigroup. Ms. Fallon currently serves on the boards of directors of Arlo Technologies, Inc. (NYSE: ARLO) and Palomar Holdings, Inc. (Nasdaq:
PLMR), where she chairs the audit committee of each company. Ms. Fallon holds an M.B.A. from Harvard Business
School and a B.A. in economics from the University of California, Los Angeles. She is a two-time Olympic rower for the
USA. The Company believes that Ms. Fallon is well qualified to serve as a member of the Board due to her extensive financial and strategic leadership experience, including as a chief financial officer of public and private companies, and her public company board and audit committee experience.

Class I Directors Continuing in Office
Michael Amalfitano, 65, is a Class I director of Innventure and has served as director of Innventure since October
2024. Mr. Amalfitano has served as the President and Chief Executive Officer of Embraer Executive Aircraft, Inc., an
operating subsidiary of Embraer Aircraft Holdings and Embraer S.A., a global aircraft manufacturing and sales company
(“Embraer”), since 2017. Prior to joining Embraer, Mr. Amalfitano served as Executive Vice President, Senior Managing
Director of Business Aviation at Stonebriar Commercial Finance, a financing solution company, from 2015 to 2017. Mr.
Amalfitano also led as Managing Director, Executive Head of Global Corporate Aircraft Finance at Bank of America
Merrill Lynch for over 22 years, following a decade-long tenure in sales management at GE Capital. Mr. Amalfitano also currently serves as a director of Eve Holding, Inc., a publicly traded air mobility solutions company (NYSE: EVEX). He is also a member of the Board of Trustees at Embry-Riddle Aeronautical University (ERAU) and serves on their Finance and
Investment Committees. Mr. Amalfitano currently serves on the Finance, Investment, and Strategic Committees of the
General Aviation Manufacturer’s Association, is a member of the Advisory Council and Leadership Council of the
National Business Aviation Association, and serves on the board of the Corporate Angel Network, a non-profit company.
Past board positions include former four-term OEM President of the International Aircraft Dealers Association, Chairman
of the Associate Members Advisory Council for the National Aircraft Resellers Association, and former two-term President of the National Aircraft Finance Association. Mr. Amalfitano holds a B.A. in Economics and a Master’s in Financial
Management from Fairfield University in Fairfield, Connecticut. The Company believes that Mr. Amalfitano is well qualified to serve as a member of the Board due to his significant executive leadership, corporate governance and financial expertise and public company director experience.
Gregory William (“Bill”) Haskell, 69, is Innventure’s Chief Executive Officer and a Class I director and has served as director of Innventure since October 2024. Mr. Haskell previously served as Chief Executive Officer and
Manager of Innventure LLC from 2021 until 2024. Prior to his time with Innventure LLC, he was a co-founder and
President of both XL Vision and XL TechGroup (“XLTG”), which created the foundational business building methodology upon which Innventure is based, from 1993 to 1999 and 2001 to 2011, respectively. Mr. Haskell has worked with the key principals of Innventure for over 20 years. He has also served as a Chief Executive Officer of a London Stock Exchange-
listed company and has been a director of over a dozen companies. From 2019 to 2021, Mr. Haskell was a partner at
Bellview Associates, a boutique investment bank focused on converting private companies into employee-owned enterprises. He has over 30 years of experience in company creation and development. Mr. Haskell holds a B.S. degree in engineering and conducted post-graduate work in applied mathematics at Iowa State University. The Company believes
Mr. Haskell is qualified to serve as a member of the Board due to his significant corporate leadership experience, deep understanding of our business and extensive experience creating and operating technology companies.
John Hewitt, 56, is a Class I director and has served as director of Innventure since April 2026. Since June 2022,
Mr. Hewitt has served as Chief Executive Officer and a director of Robertshaw Controls, a provider of technical solutions that control the flow of gas, water and other fluids across a variety of markets. Prior to joining Robertshaw Controls, Mr.
Hewitt served as President of the Americas region for Vertiv, a digital infrastructure company focusing on data centers, from October 2017 to March 2022, where he led a $2.3 billion profit and loss business with more than 11,000 employees.
Mr. Hewitt previously held leadership roles at TE Connectivity, including leading the company’s Data and Devices business and helping establish an internal start-up focused on connectivity solutions for the global e-Mobility market.
Earlier in his career, Mr. Hewitt served in management and leadership roles at Motorola and in business development positions at Baker Hughes. Mr. Hewitt currently serves on the boards of directors of Accelsius LLC, the Company’s subsidiary, and Ideal Industries, Inc.. Mr. Hewitt earned an M.B.A. from the Thunderbird School of Global Management and a B.S. in Finance and Accounting from Oklahoma State University. The Company believes that Mr. Hewitt is well qualified to serve as a member of the Board due to his extensive executive leadership experience and his track record of driving growth and operational performance across global technology and industrial businesses.
Class III Directors Continuing in Office
Michael (“Mike”) Otworth, 64, is Innventure’s Executive Chairman and a Class III director and has served as director of Innventure since October 2024. Mr. Otworth has served as Executive Chairman of Innventure LLC since 2015.
Mr. Otworth was the Founding Chief Executive Officer and Chairman of the Board of PureCycle Technologies, Inc.
(“PureCycle” or “PCT”; Nasdaq: PCT), an innovative plastic waste processing company, from 2015 to 2022. Mr. Otworth and team took PCT from an early-stage concept to an operational pilot and funded its first commercial plant, followed by a successful public offering in March of 2021. Prior to PCT, Mr. Otworth served as President and Founding Partner of Green
Ocean Innovation, a company that provided technology sourcing, innovation strategy, and development services to Lilly/
Elanco Animal Health, from 2008 to 2015. Mr. Otworth also served as Vice-President and Founding Chief Executive
Officer of multiple start-ups at XLTG from 1996 to 2000. Mr. Otworth began his career on Capitol Hill working as a legislative aide and committee staff member in the U.S. House of Representatives. The Company believes Mr. Otworth is qualified to serve as a member of the Board due to his more than 25 years of experience leading start-ups in the technology industry, as well as his deep understanding of our business.
Suzanne Niemeyer, 55, is Innventure’s General Counsel and a Class III director and has served as director of
Innventure since October 2024. She also serves as a director for Refinity Holdings, LLC (“Refinity Holdings”). From 2019
to 2024, Ms. Niemeyer served as the General Counsel and Corporate Secretary at Magis Capital Partners, a private equity company with a focus on fintech solutions. From 2003 to 2019, Ms. Niemeyer served as General Counsel, Managing
Director, Corporate Secretary and a member of the Acquisitions Committee at Actua Corporation (Nasdaq: ACTA)
(formerly Internet Capital Group), where she was previously the Vice President of Legal from 2000 to 2003. While serving
Actua, Ms. Niemeyer structured and negotiated dozens of complex mergers and acquisitions transactions, oversaw public company compliance with SEC regulations, and presided over all aspects of corporate governance, including stockholder engagement. Prior to joining Actua, Ms. Niemeyer was an Associate in the Corporate Department at Dechert LLP. Ms.
Niemeyer has previously served on the board of directors for Astea International Inc. (USOTC: ATEA) (June to December
2019) where she chaired an independent committee that facilitated the sale of the company to IFS, Acquirgy, Inc., Bryn
Mawr Rehabilitation Hospital Foundation, and Investor Force Holdings. Ms. Niemeyer has a B.A. from Duke University, and a J.D. from Georgetown University Law Center. The Company believes that Ms. Niemeyer is well qualified to serve as a member of the Board due to her legal and business acumen and her significant experience in corporate governance matters, strategic transactions and advising publicly-traded companies.
Elizabeth Williams, 57, is a Class III director of Innventure and has served as director of Innventure since October
2024. Ms. Williams has served as Managing Partner and Founder of &Minds Partners, a consulting firm, since 2019 and is also a full time Finance faculty member at the University of Dayton’s Business School. Before founding &Minds Partners,
Ms. Williams held roles of increasing responsibility, ultimately leading Corporate Development and Strategy functions as a
C-Suite executive for several Fortune 500 industrial businesses. Ms. Williams was formerly the Vice President of
Commercial and Industrial Customer Journey and Products at Entergy Corporation, a publicly-traded energy company
(NYSE: ENT) from 2021 to 2022, where she helped large industrial processing businesses achieve sustainability goals through emission reduction solutions. From 2017 to 2019, Ms. Williams was the Senior Vice President of Strategy and
Corporate Development at Tenneco Inc., where she focused on improving financial and capital markets performance by defining long-term strategy. Ms. Williams served as the Vice President and Head of Corporate Strategy from 2014 to 2016 at Maersk, where she simultaneously helped capitalize on end of life oil fields, and reduced portfolio risk from oil price exposures. From 2011 to 2014, she was the Senior Vice President and Head of Corporate Strategy at ABB, where she spearheaded the strategic planning, implementation, and execution of $20 billion in institutional investments over four years, including R&D allocation, selling, general, and administrative expenses, mergers and acquisitions, and capital expenditure initiatives. Prior to 2011, Ms. Williams served as the Director of Corporate Development at United
Technologies. Ms. Williams has a B.A. in economics from Stanford University, and an MBA from the University of
Chicago. The Company believes that Ms. Williams is well qualified to serve as a member of the Board due to her significant experience in corporate strategy and development and her financial literacy.
Our Executive Officers
Our current executive officers are Mr. Haskell, our Chief Executive Officer, Mr. Yablunosky, our Chief Financial
Officer, and Mr. Otworth, our Executive Chairman.
Involvement by Officers or Directors in Certain Legal Proceedings
John Hewitt, a Class I director, has served as Chief Executive Officer of Robertshaw Controls since June 2022 and as a director since 2022. In 2023, Robertshaw Controls filed a petition to reorganize under Chapter 11 of the Bankruptcy
Code and emerged from Chapter 11 in 2024. Mr. Hewitt has advised the Company that the filing resulted from a confluence of events, including failure of the prior leadership team to effectively manage Covid-era supply chain disruptions, commodity inflation and a highly leveraged, variable interest rate capital structure. Following his appointment as Chief Executive Officer, Mr. Hewitt brought in a new leadership team and board that focused on executing the restructuring while simultaneously transforming the business.
Governance Overview
Our governance policies and practices provide a transparent framework for effective governance and compliance with SEC and Nasdaq requirements. Our Board is committed to developing and continually reviewing our governance framework for alignment with best practices and stakeholder interests, and acts to enhance our ability to oversee the execution of strategies that drive value for the Company, our customers, employees and stockholders. Our governance documents, including our charters for each of our Audit Committee, N&CG Committee, and Compensation Committee,
Code of Business Conduct and Ethics (“Code of Conduct”), Corporate Governance Guidelines and other governance policies are available on our website at https://ir.innventure.com/corporate-governance/documents-charters. Information contained on or accessible through our website is not a part of this Proxy Statement and is included for reference only.
Board Composition
The business and affairs of Innventure are managed under the direction of our Board. Our Board consists of nine directors. Each director will continue to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. Subject to the rights of holders of any future series of preferred stock outstanding, directors may be removed only for cause by an affirmative vote of at least two-thirds of the total voting power
(which vote shall include the votes of the Series B Preferred Stockholders and Series C Preferred Stockholders voting together with the Common Stockholders as a single class), at a meeting called for that purpose. The authorized number of directors may be changed by resolution of our Board. Vacancies on our Board can be filled by resolution of our Board.
Pursuant to our Certificate of Incorporation, our Board is divided into three classes, each serving staggered, three-
year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our Board is designated as follows:
•our Class I directors are Michael Amalfitano, Gregory W. Haskell and John Hewitt, and their terms will expire at the annual meeting of stockholders to be held in 2028;
•our Class II directors are Bruce Brown, James O. Donnally and David Yablunosky, and their terms will expire at this year’s Annual Meeting; and
•our Class III directors are Michael Otworth, Suzanne Niemeyer and Elizabeth Williams, and their terms expire at the annual meeting of stockholders to be held in 2027.
Mr. Yablunosky is not standing for re-election at the Annual Meeting, and Ms. Fallon has been nominated to succeed him. Any additional directorships resulting from an increase in the authorized number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our authorized number of directors.
Board Orientation and Continuing Education
Our Board was formed in October 2024 with Innventure’s public listing. The N&CG Committee leads our development of a Board orientation and onboarding program for future new directors. Onboarding will include integrating new directors into the Board to understand the details of Innventure’s strategy, and providing such future new directors with the information needed to guide our growth and expansion – including the policies and procedures applicable to Board members. Additionally, the N&CG Committee ensures members of the Board, including future new directors, have the opportunity to engage with our management and senior leadership team.
The Board encourages our directors to pursue continuing education programs focused on our business and their roles and responsibilities as public company directors. We reimburse our directors for the costs of these programs.
Director Independence
Our Board has evaluated and affirmatively determined the independence of each of Michael Amalfitano, Bruce
Brown, Catriona Fallon, John Hewitt, James O. Donnally and Elizabeth Williams: (i) based on each director or director nominee’s completed questionnaire designed to solicit information about relationships that could have an impact on independence and (ii) using standards required by the SEC and Nasdaq. In making these determinations, the Board considered the current and prior relationships that each non-employee director or director nominee has with Innventure and its subsidiaries and all other facts and circumstances the Board deemed relevant in determining a director or director nominee’s independence, including the beneficial ownership of our capital stock by each non-employee director or director nominee and Mr. Hewitt’s existing position as a member of the board of directors of Accelsius, a subsidiary of Innventure.
Director Nominations
The N&CG Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those individuals for election to Innventure’s Board. The N&CG Committee does not have specific minimum qualifications that a candidate must meet to be eligible for election to the Board. The
N&CG Committee recommends directors who have the experience, qualifications, skills and attributes to guide the
Company and function effectively. Additionally, the N&CG Committee considers director nominees that have been nominated by stockholders in compliance with the Company’s Bylaws, including reviewing the qualifications of, and making recommendations to the Board regarding, director nominations submitted by stockholders. The N&CG Committee is also responsible for making recommendations to the Board of the criteria to be used by the N&CG Committee in seeking nominees for election to the Board. In doing so, the N&CG Committee considers, among other factors, the independence of each director under applicable listing standards, the mix of professional backgrounds and areas of expertise represented on the Board, and the extent to which the Board collectively possesses the competencies necessary for effective oversight of a public company and the markets in which the Company and its subsidiaries operate. As part of this process, the N&CG
Committee maintains and periodically reviews a skills and experience matrix that maps the qualifications of current directors against key areas of expertise, including strategy, operations, industry knowledge, financial and accounting acumen, public company governance and oversight, risk management and other relevant disciplines.
Agreements to Nominate Certain Directors
In connection with the completion (the “Closing”) of the business combination on October 2, 2024 (the “Business
Combination”) by and between Learn CW Investment Corporation, a Cayman Islands exempted company (“Learn CW”),
Innventure LLC, a Delaware limited liability company, Learn SPAC HoldCo, Inc., a Delaware corporation (“Holdco”),
LCW Merger Sub, Inc., a Delaware corporation (LCW Merger Sub”), and Innventure Merger Sub, LLC, a Delaware
limited liability company (“Innventure Merger Sub”) and the other transactions contemplated (the “Transactions”) by the
Business Combination Agreement (the “Business Combination Agreement”), dated October 24, 2023, by and among Learn
CW, Innventure LLC, Holdco, LCW Merger Sub, and Innventure Merger Sub, the Company, certain of the members of
Innventure LLC (the “Founding Investors”) and other parties entered into the Amended & Restated Investor Rights
Agreement (the “Investor Rights Agreement” or “IRA”). Pursuant to the Investor Rights Agreement, the Company agreed to grant the Founding Investors certain rights with respect to nomination of the directors of the Board, as further described below.
Pursuant to the Investor Rights Agreement, at each annual meeting or special meeting of stockholders of the
Company at which directors are to be elected, the Founding Investors will have the right to nominate for election to the
Board a number of nominees (“Founding Investor Nominees”). The number of Founding Investor Nominees with respect to any meeting of stockholders at which directors are to be elected will be as follows:
•up to seven (7) directors, so long as the Founding Investors beneficially own greater than 70% of the outstanding shares of Common Stock;
•up to six (6) directors, so long as the Founding Investors beneficially own more than 50%, but less than 70%, of the outstanding shares of Common Stock;
•up to four (4) directors, so long as the Founding Investors beneficially own at least 40%, but less than 50%, of the outstanding shares of Common Stock;
•up to three (3) directors, so long as the Founding Investors beneficially own at least 20%, but less than 40%, of the outstanding shares of Common Stock; and
•up to two (2) directors, so long as the Founding Investors beneficially own at least 5%, but less than 20%, of the outstanding common shares of the Company.
In the event that the size of the Board is increased or decreased to a number of authorized directors other than nine
(9), the Founding Investors’ nomination rights will be proportionately increased or decreased, respectively, rounded up to the nearest whole number. In the event that a vacancy is created on the Board by the death, disability, resignation or removal of a Founding Investor Nominee, the Founding Investors will be entitled to designate an individual to fill the vacancy. The Founding Investors currently have the right to nominate for election to the Board two (2) Founding Investor
Nominees.
Stockholder Nominations & Filling Vacancies
Pursuant to Section 2.14 of our Bylaws, a stockholder may make a nomination of a person or persons for election to the Board upon (a) Timely Notice (as defined by the Bylaws) in writing and in proper form to the Secretary of the
Company, (b) providing the information, agreements, and questionnaires with respect to the nominating stockholder and the stockholder’s nominee as required by the Bylaws, and (c) providing any updates or supplements to such notices as further required by the Bylaws.
Pursuant to Article VI of our Certificate of Incorporation, subject to the rights, if any, of the holders of any series of preferred stock, directors may be removed only for cause by an affirmative vote of at least two-thirds of the total voting power of all the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, at a meeting duly called for that purpose. Subject to the rights, if any, of the holders of any series of preferred stock and the rights of the Founding Investors under the IRA, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled exclusively by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, and not by the stockholders. Any director so chosen will hold office until the next election of the class for which such director has been chosen, and until his successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification, or removal. No decrease in the number of directors constituting the Board may shorten the term of any incumbent director.
In the event that a vacancy is created on the Board at any time by the death, disability, resignation or removal of a director designated by the Founding Investors pursuant to the IRA, then the Founding Investors will be entitled to designate an individual to fill the vacancy. The Company will take all necessary action (to the extent permitted by applicable law and to the extent such action is consistent with the fiduciary duties of the directors under Delaware law) to cause such replacement designee to become a member of the Board.
Board Leadership Structure
Our Board regularly reviews the Board’s leadership structure and the standing committees’ responsibilities and composition. The structure and composition of our Board and its committees are intended to leverage the diverse perspectives of the Board members and promote effective oversight. Our Board leadership structure is currently composed of an Executive Chairman, a Lead Independent Director, an independent Chair of the Audit Committee (as defined below), an independent Chair of the N&CG Committee, an independent Chair of the Compensation Committee (as defined below)
and our Chief Executive Officer.
Our Board believes separating the roles of Executive Chairman and Chief Executive Officer is in Innventure’s and
our stockholders’ best interests and supports the Board’s risk oversight efforts because it enables the Executive Chairman to support both the Board and the Chief Executive Officer with balancing long-term strategic development and operations planning and implementation. Furthermore, our Board believes that having Mr. Otworth serve as our Executive Chairman, given his significant history with and extensive knowledge of Innventure, enables him to drive strategy and agenda-setting at the Board level.
To maintain an appropriate level of independent checks and balances, our Corporate Governances Guidelines provide that if the Chairman of the Board is a non-independent director, our Board may select a Lead Independent Director from the independent directors. Our Board believes that there are advantages to having a Lead Independent Director for matters such as communications and relations among our Board, the Chief Executive Officer and other members of senior management and in assisting our Board to reach consensus on particular strategies and policies. In November 2025, the
Board selected Bruce Brown to serve as our Lead Independent Director. Our Board believes that from Mr. Brown’s extensive experience as a director of several public companies and his expertise with respect to corporate governance, as well as his past experience as a senior executive at a public company, he brings significant expertise and business acumen that helps ensure strong and independent oversight and effective collaboration among the directors.
Among other things, our Lead Independent Director (i) develops, in collaboration with the Chairman of the Board and Chief Executive Officer, an annual set of topics to be addressed in Board agendas, with a focus on the areas of board responsibility; (ii) reviews and consults with the Chairman on the quality, quantity and timeliness of information sent to the
Board; (iii) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors; (iv) serves as a liaison between the Chairman and the independent directors; (v) maintains availability for communications with major stockholders and other stakeholders, as appropriate; (vi) serves as interim chairman in the event of an unforeseen vacancy in the chairmanship; and (vii) performs such other duties and functions as the Board deems appropriate.
Board’s Role in Risk Oversight
One of the key functions of our Board is the informed oversight of our risk management process. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee (the “Audit Committee”) has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The
Audit Committee also has the responsibility to review with management the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and review the adequacy and effectiveness of our internal controls over financial reporting. Our N&CG Committee is responsible for periodically evaluating the Company’s corporate governance policies and systems in light of the governance risks that the Company faces and the adequacy of the Company’s policies and procedures designed to address such risks. Our compensation committee (the “Compensation Committee”) assesses and monitors whether any of our compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Board Committees
During 2025, our Board had an Audit Committee, a Compensation Committee, and a N&CG Committee to
support the full Board with various risk management governance, and strategic responsibilities. The current members of these committees are described below.

Committee Assignments^
	Donnally	Brown	Williams	Hewitt	Amalfitano	Haskell*	Yablunosky*	Otworth*	Niemeyer*

Audit ........................	C		X
Compensation .........	X	C
Nominating & Corporate Governance ........		X	X		C
_____________________________
All standing committee members are independent.
^Mr. Hennessy is not listed in the table because he resigned from the Board and all committees thereof effective April 29, 2026 and was replaced by Mr. Hewitt as of that date. Mr. Hewitt has not yet been appointed to any committees.
*Not independent
Each member of our three standing committees is independent under applicable SEC rules and Nasdaq Listing
Rules. Therefore, Mr. Haskell, Mr. Yablunosky, Mr. Otworth and Ms. Niemeyer do not serve on any of our three standing committees. The Board has determined that the members of the Audit Committee meet the requirements for independence of Audit Committee members under applicable SEC rules and Nasdaq Listing Rules. All of the members of our Audit
Committee also meet the requirements for financial literacy under the applicable rules and regulations of the SEC and
Nasdaq. In addition, each of Mr. Donnally and Ms. Williams qualify as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Audit Committee
Chair:	James O. Donnally
Members:	Elizabeth Williams
Meetings Held in 2025:	8
Committee Description and Responsibilities:
The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations to oversee various matters involving the Company’s accounting and financial reporting process, auditing functions, financial policies, and legal and regulatory compliance functions. The Audit Committee is responsible for approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee is also responsible for overseeing the audit efforts of our independent registered public accounting firm and taking action as it deems necessary to establish that the independent registered public accounting firm is independent of management. Other responsibilities of the Audit Committee include the preparation, presentation and integrity of the Company’s financial statements, determining the appropriateness of the accounting and reporting polices used by the Company, and oversight of the Company’s guidelines and policies with respect to risk assessment and risk management.

Mr. Hennessy served on our Audit Committee during 2025 and in 2026 through the date of his resignation. Following
Mr. Hennessy’s departure, a vacancy was created on the Audit Committee, resulting in there being two members of the
Audit Committee. Nasdaq Stock Market LLC Listing Rule 5605(c)(2)(A) requires that we have an Audit Committee composed of three members that satisfy certain criteria for service on the committee. On April 29, 2026, we notified
Nasdaq of our non-compliance with Nasdaq Rule 5605(c)(2)(A) as a result of Mr. Hennessy’s resignation and our intent to rely on the cure period provided to us by Nasdaq Rule 5605(c)(4)(B). We intend to appoint to the Audit
Committee a third director who satisfies the criteria for service on the Audit Committee no later than 180 days after the effectiveness of Mr. Hennessy’s resignation. If elected at the Annual Meeting, the Board intends to appoint Ms. Fallon to the Audit Committee.

The Board has determined that the members of the Audit Committee meet the requirements for independence of Audit
Committee members under applicable SEC rules and Nasdaq Listing Rules. All of the members of our Audit Committee also meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. In addition, each of Mr. Donnally and Ms. Williams qualify as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Compensation Committee
Chair:	Bruce Brown
Members:	James O. Donnally
Meetings Held in 2025:	7
Committee Description and Responsibilities:
The Compensation Committee is responsible for determining our general compensation policies and the compensation provided to our officers. The Compensation Committee’s other responsibilities include annually reviewing and making recommendations to our Board regarding director compensation, reviewing and administering equity and non-equity incentive compensation and other plans, reviewing and approving all grants, awards, and payouts under the Company’s equity and other-incentive based plans, maintaining our stock ownership guidelines for executive officers and directors and overseeing our corporate compensation programs.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee, and may delegate to such officer as it may determine its authority to approve grants and awards, and the terms and conditions thereof, under any of the Company’s equity incentive based plans to the extent expressly so provided in such plan. The
Company’s CEO makes recommendations regarding the form and amount of compensation of the Company’s executive officers, senior officers and non-management directors. The Compensation Committee has engaged Frederic W. Cook &
Co., Inc. as an independent compensation consultant to provide services that include the provision of market data, conducting peer benchmarking, and advising with respect to the compensation plan design. The Company has not identified any conflict of interest raised by the work performed by Frederic W. Cook & Co.

Mr. Hennessy served on our Compensation Committee during 2025 and in 2026 through the date of his resignation.
The Board has determined that each member of our Compensation Committee is independent, as defined under the
Nasdaq Listing Rules, and also satisfies Nasdaq’s additional independence standards for compensation committee members. Other than Jim Donnally, each member of our Compensation Committee is a non-employee director (within the meaning of Rule 16b-3 under the Exchange Act).

N&CG Committee
Chair:	Michael Amalfitano
Members:	Bruce Brown and Elizabeth Williams
Meetings Held in 2025:	5
Committee Description and Responsibilities:
The N&CG Committee assists the Board in establishing corporate governance guidelines, overseeing the Board’s operations and effectiveness, and identifying, screening, and recommending to the Board qualified candidates to serve as directors of the Company. The N&CG Committee is responsible for making recommendations to our Board regarding candidates for directorships, the size and composition of the Board, and recommending an independent director to serve as a Lead Independent Director. In addition, the N&CG Committee is responsible for periodically evaluating our corporate governance process, reporting and making recommendations to the Board concerning corporate governance matters, adopting a performance review process for formal evaluation of the Board and Board committees, and periodically reviewing and recommending to the Board changes to the documents and policies in the
Company’s corporate governance framework.

The Board has determined that each member of our N&CG Committee is independent as defined under the Nasdaq Listing Rules.
Executive Sessions
The Company’s Corporate Governance Guidelines provide that an executive session of the non-management directors will be held in conjunction with each regular meeting of the Board. The Board holds at least  four regularly scheduled meetings each year.

Director Meeting Attendance
The Company’s Corporate Governance Guidelines provide that directors are expected to attend all scheduled
Board and committee meetings, as relevant. During 2025, the Board of Directors held eight meetings, the Audit Committee held eight meetings, the Compensation Committee held seven meetings, and the N&CG Committee held five meetings.
Each director attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which he or she served during the period of such service. In addition, the non-management directors met in executive session in connection with each regular meeting of the Board.
Stockholder Communications with the Board
Interested parties may communicate with the Company by letter addressed to Investor Relations, Innventure, Inc.,
6900 Tavistock Lakes Blvd, Suite 400, Orlando, Florida 32827, or by e-mail to Investor Relations at
investorrelations@innventure.com.
Innventure stockholders should send any communications to the Board, any committee chairperson or the non-
management directors of Innventure by writing to Attn: Corporate Secretary, legal@innventure.com. Any such communication will be reviewed and, to the extent such communication falls within the scope of matters generally considered by the Board, forwarded to the Board, the appropriate committee chairperson or the non-management directors, as appropriate, based on the subject matter of the communication. The acceptance and forwarding of communications to the members of the Board or to an executive officer does not imply or create any fiduciary duty of such director or executive officer to the person submitting the communications.
Code of Business Conduct and Ethics
We have adopted a Code of Conduct applicable to our directors, officers and employees, including our Chief
Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Code of Conduct is available on our website at https://ir.innventure.com/corporate-governance/documents-charters. Our Board is responsible for overseeing the Code of Conduct and must approve any amendments, waivers and exceptions to the Code of Conduct for executive officers and directors. Our Chief Financial Officer and General Counsel must approve any amendments, waivers and exceptions to the Code of Conduct for our employees. We intend to disclose future amendments to the Code of
Conduct, or waivers of certain provisions as they relate to our directors and executive officers at the same website address.
The information on our website is not intended to form a part of or be incorporated by reference into this Proxy Statement.
Corporate Governance Guidelines
We are committed to conducting business with integrity and pursuing governance best practices. In October 2024, the Board adopted Corporate Governance Guidelines which, along with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, serve as governance framework to assist the Board and its committees with effectively exercising their responsibilities to the Company and our stockholders and provide a framework for the corporate governance of the Company within which the Board may conduct its business. The N&CG Committee periodically reviews and assesses the Corporate Governance Guidelines and recommend updates to the Board as needed.
Compensation Clawback Policy
In October 2024, the Board adopted a Compensation Clawback Policy (“Section 16 Clawback Policy”) to comply with the mandatory compensation “clawback” requirements under Nasdaq Listing Rule 5608. Under the Section 16
Clawback Policy, in the event of certain accounting restatements, we will be generally required to recover from certain current or former executive officers of the Company (“Section 16 officers”) incentive-based compensation representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance (without regard to any taxes paid). Incentive-based compensation includes any compensation granted, earned or vested based wholly, or in part, upon the Company attaining a financial reporting measure. The Section
16 Clawback Policy is a “no fault” policy and does not require any misconduct on the part of a Section 16 officer or any of his or her subordinates in the case of a restatement. If there is a restatement and the Section 16 officer would have received less incentive-based compensation under the relevant restated amounts than they actually received, we must recover reasonably promptly the excess compensation received, and within the applicable recovery period (which is generally the last three fiscal years), unless one of the limited exceptions set forth in the Section 16 Clawback Policy applies.

Insider Trading and Anti-Hedging Policies and Procedures
We have adopted an insider trading policy (the “Insider Trading Policy”) and procedures applicable to directors, officers, employees, and other covered persons (including family members), and have implemented processes applicable to us, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and
Nasdaq’s listing standards.
The Insider Trading Policy also (i) imposes prohibitions on hedging or monetization transactions, including financial instruments such as prepaid variable forwards, equity swaps, short sale instruments, puts, collars and exchange funds or through other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities, (ii) discourages pledging, hypothecating or otherwise using the Company’s securities as collateral for a loan or other form of indebtedness, including, without limitation, holding the Company’s securities in a margin account as collateral for a margin loan and (iii) discourages placing standing or limit orders on the Company’s securities.
A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 14, 2025.
Executive Officer and Director Stock Ownership Guidelines
The Compensation Committee maintains stock ownership guidelines to further align the interests of our executive officers and directors with the interests of our stockholders and to encourage long-term stock ownership. The guidelines apply for so long as the executive officer or director occupies such position.
The stock ownership guidelines for the executive officers and other senior employees (as identified and notified by the Compensation Committee) and for the non-management directors are shown below as multiples of base salary
(executive officers and other senior employees) and annual cash retainer (non-management directors), respectively:

Role	Multiple
Chief Executive Officer	5x
Other executive officer or senior employee	3x
Non-Management Director	3x
Qualifying holdings include: (1) shares directly owned; (2) vested stock awards, including such awards that have been deferred for future delivery; (3) shares relating to unvested time-based restricted stock and restricted stock units; (4)
shares owned jointly with spouse; (5) shares held in a trust established by the applicable officer, employee or director for the benefit of such individual and/or his or her family members; (6) shares held by the purchase of stock through an employee stock purchase plan; and (7) shares held in a 401(k) or similar qualified or non-qualified retirement plan.
The above stock ownership guidelines were adopted on February 25, 2026 and are expected to be met within five years of the adoption date or the subsequent appointment or promotion date, as applicable.
Until the applicable ownership level is achieved, covered individuals are required to retain a specified percentage of “net profit shares” from each award on exercise, vesting or earning of an equity award granted at or following the later of the implementation date of the stock ownership guidelines or the date such person became subject to such guidelines.
“Net profit shares” means shares  received on vesting or earning of restricted stock/restricted stock units, net of shares for taxes; and shares received on exercise of stock options, net of shares tendered or withheld for payment of exercise price and shares for taxes. Non-management directors are required to hold 100% of net profit shares, and executive officers and senior employees covered by the stock ownership guidelines are required to retain 50% of net profit shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which
Innventure LLC, Innventure or AeroFlexx, Accelsius Holdings LLC (“Accelsius”) and Refinity Olefins, LLC (“Refinity,”
together with AeroFlexx and Accelsius, the “Innventure Companies”) has been or is to be a participant and:
•the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of such company’s total assets at year end; and
•any of such company’s directors, executive officers, or holders of more than 5% of Innventure’s capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Transactions with Innventus ESG Fund I, L.P.
Management Services
Pursuant to a Management Services Agreement dated August 17, 2018, among Innventure Management Services,
LLC (“Management Services”), a wholly owned subsidiary of Innventure LLC, Innventure GP LLC (“Innventure GP”) and
Innventus ESG Fund I, L.P. (the “ESG Fund”), Innventure earns management fees for providing administrative, finance and accounting services and other back-office functions for the ESG Fund. For the years ended December 31, 2025 and
2024, the ESG Fund paid $212,185.09 and $800,000, respectively, for these management services. As of December 31,
2025 and 2024, the ESG Fund owed to Management Services approximately $10,195 and $600,000, respectively.
Additionally, pursuant to the ESG Fund’s Amended and Restated Limited Partnership Agreement, the ESG Fund
may offset the management services fees owed to Innventure GP and Management Services by the amount in which the
ESG Fund’s expenses exceed $800,000, for a total of $0 and $0 of costs reimbursed in the fiscal years ended December 31,
2025 and 2024, respectively.
Pursuant to a Management Services Agreement, dated January 22, 2021 (as amended on October 1, 2021), between Innventure LLC and L1FE Management Limited, an entity of which Roland Austrup, Innventure’s Chief Growth
Officer, is an officer and director and in which Mr. Austrup owns a 100% interest, Mr. Austrup earned fees for providing services generally performed by an officer for Innventure LLC.  For the years ended December 31, 2025 and 2024,
Innventure LLC paid $630,000 and $555,000, respectively, for these services.  As of December 31, 2025 and 2024,
Innventure LLC owed to L1FE Management Limited approximately $0 and $0, respectively.
Option Agreement
On March 12, 2021, Innventure LLC entered into a purchase option agreement with the ESG Fund (then known as
Innventus Fund I, L.P.), pursuant to which the ESG Fund agreed to forfeit previously issued warrants to purchase Class B-1 preferred units of Innventure LLC in exchange for the grant of an irrevocable option to purchase (i) 145,161 shares of common stock, par value $0.001 per share, of PCT at an exercise price of $1.00 per share, if the option was exercised after the consummation of certain business combination transactions involving PCT held by Innventure LLC (the “Option
Shares”) or (ii) 13,798 Class A units of PCT at an exercise price of $1.00 per Class A Unit, if the option was exercised prior to the consummation of certain business combination transactions involving PCT, held by Innventure LLC. The
Option Shares are subject to a contractual lock-up agreement that Innventure LLC entered into in connection with PCT’s business combination transactions and may only be delivered to the ESG Fund upon the periodic expiration of such lock-up restrictions. The option was exercised in full on March 16, 2022 for 145,161 shares of PCT’s common stock, and all have now been delivered upon the March 2026 release of the remaining shares from contractual lock-up obligations.
Transactions with AeroFlexx
Series C Preferred Stock Issuance – Settlement of Auto Now Indebtedness
On February 9, 2023, AeroFlexx Packaging Company LLC ("AeroFlexx Packaging") and Auto Now Acceptance
Co., LLC ("Auto Now") entered into a loan agreement (the "Auto Now Loan Agreement"). Under the Auto Now Loan
Agreement, Auto Now agreed to lend to AeroFlexx Packaging, on a revolving basis, up to $4,000,000 at one time, bearing interest at the prime rate, as published by The Wall Street Journal, plus 5.0% (such rates not to exceed 12% per annum), secured by AeroFlexx Packaging's liquid filling equipment. The commitment period was renewed annually and was in effect through the settlement described below.

On March 20, 2025, Auto Now agreed to deem as repaid in full and to otherwise terminate all loans and other obligations of AeroFlexx Packaging to Auto Now under the Auto Now Loan Agreement in exchange for the issuance by
Innventure of 578,294 shares of Series C Preferred Stock to Glockner Family Venture Fund, LP on March 24, 2025.
Innventure treated this issuance as an additional investment in AeroFlexx of approximately $5,800,000, recorded in
Investments on the consolidated balance sheets.
Since the date of the Auto Now Loan Agreement: the largest aggregate amount of principal outstanding was
$4,569,654; $303,601 of interest was paid; and no principal was repaid prior to the March 2025 settlement. The Auto Now
Loan Agreement bore interest at a variable rate based on the prime rate plus 5.0%.
James O. Donnally, a member of our Board of Directors, also serves as a director of Auto Now Acceptance
Company, the parent company of Auto Now, and is the Managing Member of Bellringer Consulting Group, LLC, the
General Partner of Glockner Family Venture Fund, LP (the recipient of the Series C Preferred Stock). Mr. Donnally is also an equity holder of Glockner Family Venture Fund, LP. Mr. Donnally currently has no authority over Glockner Family
Venture Fund, LP's decision-making with respect to equity or debt investments in Innventure.
Transactions with Accelsius
Convertible Promissory Note with Joshua Claman
On June 26, 2025, Accelsius entered into an unsecured Convertible Promissory Note (the "CPN") with Joshua
Claman, the Chief Executive Officer of Accelsius, a related party under the Company's Related Party Transaction Policy.
The CPN had a maximum principal amount of $3,000,000, issuable in three equal draws upon the request of Accelsius and subject to the lender’s discretion, bearing interest at 15% per annum with an immaterial loan fee. The CPN was convertible at the lender's option into preferred units of Accelsius at 80% of the price in any qualifying financing round of at least
$5,000,000, or into common units of Accelsius if no such round occurred prior to maturity.
Accelsius received $1,000,000 on June 27, 2025 and $1,000,000 on July 24, 2025. On October 8, 2025, Accelsius
repaid the CPN in full. Since the date the CPN was entered into, the largest aggregate amount of principal outstanding was
$2,000,000; $100,000 of interest and fees was paid; and $2,000,000 of principal was repaid. The CPN bore interest at 15%
per annum.
As of the date of this Proxy Statement, no obligations remain outstanding under the CPN. The dollar value of Mr.
Claman’s interest in this transaction was $2,100,000, representing the aggregate of principal and interest and fees received.
Term Convertible Notes
In June 2025, Accelsius entered into unsecured convertible notes with WE-INN LLC and Ascent Accelsius A
Series of Ascent X Innventure, LP, each of which is a related party under the Company's Related Party Transaction Policy, for principal amounts of $2,500,000 and $1,750,000, respectively (the "Related Party Term Convertible Notes"). The
Related Party Term Convertible Notes bear interest at the applicable federal rate (AFR) as published by the IRS, mature on
December 31, 2026, and are convertible at the lenders' option, commencing January 2, 2026, into Accelsius Series A Units at $12.18 per unit. The Related Party Term Convertible Notes are subordinated to the term loan agreement entered into on
October 22, 2024 by and among the Company and WTI Fund X, Inc. and WTI Fund XI, Inc. (the “WTI Facility”); while the WTI Facility remains outstanding, lenders may not demand payment unless they elect to convert to equity.
Since the date of the Related Party Term Convertible Notes, the largest aggregate amount of principal outstanding was $4,250,000. As of December 31, 2025, the aggregate outstanding balance was $4,331,000, including accrued interest of $81,000. Interest expense on the Related Party Term Convertible Notes, including amortization of the loan fee, was approximately $200,000 for the year ended December 31, 2025.
Settlement of Bridge Financing
In the second half of 2024, Innventure LLC entered into unsecured promissory notes with three related parties to fund working capital in connection with the Business Combination. On March 20, 2025, all three obligations were settled in full through a combination of cash and the issuance of Series C Preferred Stock, as described below.

Glockner Family Venture Fund, LP – Amended and Restated Bridge Note
On August 20, 2024, Innventure LLC borrowed $10,000,000 from Glockner Family Venture Fund, LP (the
"Glockner Lender") pursuant to an unsecured promissory note, advanced in three installments. On October 1, 2024, the note was amended and restated (the "A&R Glockner Bridge Note") with a principal amount of $10,000,000, interest at
15.99% per annum, an additional loan fee of $1,000,000, and a maturity date of January 31, 2025 (or earlier if the
Company had sufficient capital to repay).
Since the date of the A&R Glockner Bridge Note: the largest aggregate amount of principal outstanding was
$10,000,000; $419,000 of interest was paid on all related party notes in the aggregate during the year ended December 31,
2025 (including this note and the A&R Scott Bridge Note described below); and $0 of principal was repaid prior to the
March 2025 settlement described below. The A&R Glockner Bridge Note bore interest at 15.99% per annum.
On March 20, 2025, the Glockner Lender agreed to deem all obligations under the A&R Glockner Bridge Note repaid and terminated in exchange for the issuance to the Glockner Lender of 1,392,059 shares of Series C Preferred Stock on March 24, 2025. Innventure recognized a loss on extinguishment of related party debt of $3,500,000 in connection with the aggregate settlement of this note and the notes described below, for the year ended December 31, 2025.
As of the date of this Proxy Statement, no obligations remain outstanding under the A&R Glockner Bridge Note.
Mr. Donnally's relationship to the Glockner Lender is described above under "Transactions with AeroFlexx —
Series C Preferred Stock Issuance."
Dr. John Scott – Amended and Restated Bridge Note
On August 22, 2024, Innventure LLC borrowed $2,000,000 from Dr. John Scott, our Chief Strategy Officer, pursuant to an unsecured promissory note bearing interest at 11.5% per annum. On October 1, 2024, the note was amended and restated (the "A&R Scott Bridge Note") with a principal amount of $1,000,000 (reflecting repayment of $1,000,000 at amendment), interest at 13.5% per annum, and a maturity date of January 31, 2025.
Since the date of the A&R Scott Bridge Note: the largest aggregate amount of principal outstanding was
$2,000,000 (under the original note prior to amendment); interest paid is included in the $419,000 aggregate figure for all related party notes described above; and the $1,000,000 principal reduction at amendment is included in the aggregate settlement amounts. The note bore interest at 11.5% per annum from August 22, 2024 and 13.5% per annum from October
1, 2024. As of December 31, 2024, $1,000,000 was outstanding.
On March 20, 2025, Dr. Scott agreed to deem all obligations under the A&R Scott Bridge Note repaid and terminated in exchange for (i) $194,507 in cash and (ii) the issuance to Dr. Scott of 226,334 shares of Series C Preferred
Stock on March 24, 2025.
As of the date of this Proxy Statement, no obligations remain outstanding under the A&R Scott Bridge Note.
Michael Otworth – Amended and Restated Bridge Note
On December 21, 2023, Mike Otworth, Innventure LLC’s Executive Chairman, loaned the Company approximately $1,000,000 for working capital purposes. The related party note had no stated interest and no stated maturity date at issuance. In May 2024, the Company executed an unsecured promissory note (the “Otworth Promissory Note”)
which provides that the indebtedness has no stated interest and matures on December 21, 2024. Per the executed agreement, on the maturity date, the Company is required to repay the outstanding principal amount of the related party note and a loan fee equal to $63,000. If the Company failed to pay any amount due under the related party note on the maturity date thereof, interest will accrue on the amount outstanding at a rate of eight percent (8%) per annum from the maturity date.
On March 20, 2025, Mr. Otworth agreed to deem as repaid in full and otherwise terminated all loans and other obligations of Innventure LLC to Mr. Otworth under the Otworth Promissory Note and any loan documentation executed in connection with the Otworth Promissory Note in exchange for (i) Mike Otworth’s receipt in cash of $180,042 and (ii)
the issuance to Mike Otworth of 114,161 shares of Series C Preferred Stock on March 24, 2025.
As of the date of this Proxy Statement, no obligations remain outstanding under the Otworth Promissory Note.

Other Related Party Transactions
Investor Rights Agreement
Pursuant to the terms of the Business Combination Agreement, at the Closing, Innventure and Founding Investors
entered into the Investor Rights Agreement. See the section entitled “Director Nominations—Agreements to Nominate
Certain Directors” for more information.
Lock-Up Agreements
In connection with the entry into the Business Combination Agreement, certain members of Innventure LLC (the
“MSA Lock-Up Parties”) entered into a Member Support Agreement (the “Member Support Agreement”) with Learn CW,
Innventure, and Holdco  pursuant to which the MSA Lock-Up Parties agreed to, among other things, be subject to a 180-
day lock-up period following the Closing with respect to any shares of Common Stock received as consideration in the
Business Combination. On April 1, 2025, the restrictions pursuant to the lock-up under the Member Support Agreement lapsed with respect to the shares of Common Stock held by the MSA Lock-Up Parties.
Pursuant to Innventure’s Certificate of Incorporation, the holders of shares of Common Stock issued as consideration (including any Earnout Shares, as defined in the Business Combination Agreement) to former holders of membership interests, warrants or other equity interests of Innventure LLC were prohibited from transferring any such shares of Common Stock until the end of the period beginning on the date of the Closing and ending on the date of the opening of the first trading window at least 180 days after the Closing. On April 1, 2025, the restrictions pursuant to the lock-up under the Certificate of Incorporation lapsed with respect to the shares of Common Stock held by the former holders of membership interests, warrants, or other equity interests of Innventure LLC.
In connection with the entry into the Business Combination Agreement, certain insiders of Innventure entered into lock-up agreements, pursuant to which such persons agreed to restrictions on the transfer of their shares of Common Stock, subject to certain exceptions, for a period ending upon the earlier of (A) the expiration of one year after the Closing and (B)
subsequent to the Closing, (i) if the closing price of Common Stock equaled or exceeded $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any
30-trading day period commencing at least 150 days after the Closing or (ii) the date which Innventure completed a merger, liquidation, stock exchange, reorganization or other similar transaction after the Closing that would have resulted in all of the public stockholders of Innventure having the right to exchange their shares of Common Stock for cash securities or other property. These restrictions lapsed on October 3, 2025.
In connection with Learn CW’s initial public offering, Learn CW entered into a Letter Agreement (the “2021
Letter Agreement”), dated October 7, 2021, among Learn CW and its officers, directors, director nominees and CWAM LC
Sponsor LLC, Learn CW’s former Sponsor (the “Sponsor”), pursuant to which the Sponsor and certain Insiders (as defined therein) agreed not to transfer certain Class B ordinary shares of Learn CW, par value $0.0001 per share (the “Founder
Shares”), outstanding prior to the consummation of Learn CW’s initial public offering until the earlier of (A) one year after the completion of the Business Combination and (B) the date following the completion of the Business Combination on which Learn CW completed a liquidation, merger, share exchange or other similar transaction that would have resulted in all of Learn CW’s shareholders having the right to exchange their Learn CW Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), for cash, securities or other property. The Founder Shares and the Ordinary Shares were each converted into shares of Common Stock at the Closing. Pursuant to the terms of the 2021 Letter Agreement, and notwithstanding the foregoing, if, subsequent to the Closing, the closing price of the Common Stock would have equaled or exceeded $12.00 per share (as adjusted for share sub-divisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the shares of Common Stock held by the parties to the 2021 Letter Agreement or their permitted transferees would have been released from lock-up. These restrictions lapsed on October 3, 2025.
Employee Family Relationship
Mr. Colin Scott (the son of Dr. John Scott, our Chief Strategy Officer) is an employee of Innventure and serves on the Accelsius board of directors. Mr. Colin Scott earned $386,500 and $399,600 for the years ended December 31, 2025 and 2024, respectively.

Aircraft Time Sharing Agreements
On May 6, 2024, Innventure LLC entered into aircraft time sharing agreements with entities affiliated with
Michael Otworth and John Scott, each of whom previously owned a partial interest in a private airplane, whereby they, as partial owners of the plane, would be reimbursed for its use by Innventure LLC and its employees and directors. Such reimbursements were only to be granted for Innventure LLC business use. The aircraft time sharing agreements each had an initial term of one year and automatically renewed for one month terms until terminated by either party. The agreements were terminated in 2025. In 2025, Innventure LLC made reimbursements to each of Mr. Otworth and Dr. Scott in the amounts of $300,872 and $0, respectively. In 2024, Innventure LLC made reimbursements to each of Mr. Otworth and Dr.
Scott in the amounts of $142,000 and $122,000 respectively. Mr. Otworth is Innventure’s Executive Chairman. Dr. Scott is
Innventure’s Chief Strategy Officer.
Review, Approval or Ratification of Transactions with Related Parties
The Audit Committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between the Company and related parties in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related party has or will have a direct or indirect material interest. The written charter of the Audit Committee provides that the Audit Committee will review and approve in advance any related party transaction.
Limitation of Liability and Indemnification of Directors and Executive Officers
Innventure has entered into indemnification agreements with each of Innventure’s directors and executive officers, the form of which is attached as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 14, 2025. The indemnification agreements require Innventure to indemnify its directors and executive officers to the fullest extent permitted by Delaware law.
Related Party Transaction Policy
Innventure has adopted a formal written policy for the review and approval of transactions with related parties.
Such policy requires, among other things, that:
•the Audit Committee shall review the material facts of all related party transactions;
•in reviewing any related party transaction, the Audit Committee will take into account, among other factors that it deems appropriate, whether the related party transaction is on terms no less favorable to Innventure than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction;
•in connection with its review of any related party transaction, Innventure shall provide the Audit Committee with all material information regarding such related party transaction, the interest of the related party and any potential disclosure obligations of Innventure in connection with such related party transaction; and
•if a related party transaction will be ongoing, the Audit Committee may establish guidelines for Innventure’s management to follow in its ongoing dealings with the related party.
In addition, the related party transaction policy provides that the Audit Committee, in connection with any approval of a related party transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee”
director, as applicable, under the rules and regulations of the SEC and Nasdaq.
Report of the Audit Committee of the Board
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December
31, 2025 with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board
(“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in Innventure’s 2025 Annual Report.

James O. Donnally (Chair)
Elizabeth Williams
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Innventure under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL TWO—RATIFY WITHUM SMITH+BROWN P.C. AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
Our Audit Committee has appointed Withum Smith+Brown P.C. (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and we are submitting that appointment to our stockholders for ratification on an advisory basis at the meeting. Although stockholder ratification of Withum’s appointment is not legally required, we are submitting this matter to our stockholders as a matter of good corporate practice. In determining whether to appoint Withum as our independent registered public accounting firm, the Audit Committee considered a number of factors, including, among others, the firm’s qualifications, industry expertise, prior performance, control procedures, proposed staffing and the reasonableness of its fees on an absolute basis and as compared with fees paid by comparable companies.
Change in Auditor
On August 18, 2025, the Audit Committee approved the appointment of Withum as the Company’s independent registered public accounting firm, subject to satisfactory completion of their client acceptance procedures, for the fiscal year ended December 31, 2025 and applicable interim periods. Accordingly, on August 18, 2025, the Audit Committee
approved the dismissal of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm, effective immediately.
BDO had served as the Company’s independent registered public accounting firm since October 2, 2024 and as the independent registered public accounting firm of the Company’s predecessor, Innventure LLC, since June 3, 2022.
BDO’s report on the Company’s and its subsidiaries’ consolidated financial statements for the fiscal year ended December
31, 2024 (“Successor”) and Innventure LLC and its subsidiaries’ consolidated financial statements for the fiscal year ended
December 31, 2023 (“Predecessor”) and results of the Company’s operations for the period from October 2, 2024 through
December 31, 2024 (Successor), the period from January 1, 2024 through October 1, 2024 (Predecessor), and the year ended December 31, 2023 (Predecessor) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in its report related to the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 (Successor) and
December 31, 2023 (Predecessor) regarding the substantial doubt about the Company’s ability to continue as a going concern.
During the period from October 2, 2024 through December 31, 2024 (Successor) ,the period from January 1, 2024 through October 1, 2024 (Predecessor), the year ended December 31, 2023 (Predecessor) and the subsequent interim period to August 18, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in the Company’s internal control over financial reporting. The material weaknesses related to insufficient staffing of accounting personnel; lack of information technology general controls; lack of sufficient controls related to review of accounting treatment, the costing and existence of inventory, and the forecast prepared for Accelsius Holdings LLC; inadequate segregation of duties and lack of review;
and a change in accounting treatment in connection with the previously reported business combination with Learn CW
Investment Corporation, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December
31, 2024 and in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission
(the “SEC”) on November 1, 2024. The Audit Committee discussed the Company’s material weaknesses in internal control over financial reporting with BDO, and the Company has authorized BDO to respond fully to the inquiries of the successor independent registered public accounting firm concerning such material weaknesses and all other matters.
During the fiscal year ended December 31, 2024 and the subsequent interim period to August 18, 2025, neither the
Company nor anyone acting on its behalf consulted Withum regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement within the meaning of Item
304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The change in the Company’s principal accountants was previously disclosed in our Current Report on Form 8-K filed with the SEC on August 20, 2025 (the “8-K”).  A copy of BDO’s related letter, dated August 20, 2025, is filed as an exhibit to the 8-K.
Audit Matters
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by BDO for the years ended December 31, 2024 and 2025 and for Withum Smith+Brown P.C. (“Withum”) for the
year ended December 31, 2025. All audit and non-audit services provided to the Company by the independent registered public accounting firms are pre-approved by the Audit Committee, and the Audit Committee considers the provision of such non-audit services when evaluating the accounting firm’s independence. The Audit Committee pre-approved all services and fees charged by BDO and Withum as the Company’s independent registered public accounting firms to the
Company in 2025 and 2024.

	2025	2024
BDO Audit Fees(1) .....................................................................................................	$1,053,045	$981,547
BDO Audit-Related Fees ...........................................................................................	—	—
BDO Tax Fees ...........................................................................................................	—	—
All Other BDO Fees(2) ...............................................................................................	—	108,387
Total BDO Fees .........................................................................................................	$1,053,045	$1,089,934
_____________________________
(1)Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, issuances of comfort letters and consents for securities offerings and for other services that only the Company’s independent registered public accounting firm can reasonably provide.
(2)Includes fees for all services other than those covered above under “Audit Fees.”

	2025	2024
Withum Audit Fees(1) .................................................................................................	$291,200	$—
Withum Audit-Related Fees ......................................................................................	—	—
Withum Tax Fees .......................................................................................................	—	—
All Other Withum Fees(2) ...........................................................................................	—	—
Total Withum Fees ....................................................................................................	$291,200	$—
_____________________________
(1)Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q, issuances of comfort letters and consents for securities offerings and for other services that only the Company’s independent registered public accounting firm can reasonably provide.
(2)Includes fees for all services other than those covered above under “Audit Fees.”
Withum has advised us that one or more of its partners will be present at the meeting. We understand that these representatives will be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
Board Recommendation
Our Board unanimously recommends that you vote “FOR” the ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
If stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Withum and may appoint that firm or another without re-submitting the matter to the stockholders. Even if stockholders ratify the appointment, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s best interests.

Vote Required
The ratification of the appointment of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of the majority of the votes cast (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Abstentions and broker non-votes, if any, are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

EXECUTIVE AND DIRECTOR COMPENSATION
As an emerging growth company and smaller reporting company, Innventure has opted to comply with the executive compensation disclosure rules applicable to “emerging growth companies” and “smaller reporting companies” as each such term is defined in the rules promulgated under the Securities Act, which, in general, require compensation disclosure for Innventure’s principal executive officer and its two other most highly compensated executive officers.
Innventure’s principal executive officer and its two other most highly compensated executive officers are referred to herein as our named executive officers (the “NEOs”). Additionally, as an emerging growth company, Innventure is not required to submit an advisory vote to approve the compensation of its named executive officers ("Say-on-Pay") or an advisory vote on the frequency of Say-on-Pay votes ("Say-on-Frequency") to its shareholders. Accordingly, no Say-on-Pay or Say-on-
Frequency proposal is included on the agenda for the Annual Meeting. Innventure will remain exempt from these requirements for as long as it continues to qualify as an emerging growth company.
Gregory W. (Bill) Haskell was Innventure’s principal executive officer for the entirety of 2025. The two most highly compensated executive officers of Innventure that were serving in such capacity at the end of 2025 (other than Mr.
Haskell) were David Yablunosky and Dr. John Scott.
Therefore, for the fiscal year ended December 31, 2025, Innventure’s NEOs were:
•Gregory W. (Bill) Haskell, Chief Executive Officer and Director;
•David Yablunosky, Chief Financial Officer and Director; and
•Dr. John Scott, Chief Strategy Officer.
2025 Summary Compensation Table
The following table provides information regarding the compensation of Innventure’s NEOs for 2025 and 2024, as applicable.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Gregory W. (Bill) Haskell Chief Executive Officer ...........	2025	700,000	—	—	—	280,000	14,000	994,000
	2024	300,000	2,500,000	—	—	255,000	13,800	3,068,800
David Yablunosky Chief Financial Officer .........	2025	450,000	—	500,565	—	180,000	3,750	1,134,315

Dr. John Scott(5) Chief Strategy Officer ...........	2025	450,000	—	—	—	180,000	50,336	680,336
	2024	300,000	—	4,100,005	6,935,489	255,000	—	11,590,494
_____________________________
(1)The amounts in this column for Mr. Haskell and Mr. Yablunosky represent base salary earned during the applicable year. For Dr. Scott, the amount represents payments to Corporate Development Group, LLC (a company 100% owned by Dr. Scott) with respect to Dr. Scott’s consulting services to Innventure for the applicable year.
(2)The amounts in this column reflect the aggregate grant date fair value of service-based restricted stock unit (“RSU”) awards granted by the
Company to the NEOs, as applicable, each calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification
(“FASB ASC”) Topic 718. For information regarding the assumptions used in calculating the value of the awards made in 2025, see Note 14 to the consolidated financial statements included in our 2025 Annual Report, filed with the SEC on March 30, 2026. For more information regarding the awards disclosed in this column, see “2025 Equity-Based Compensation” and “2024 Equity-Based Compensation” below.
(3)The amount reported in this column for each NEO for 2025 represents an annual cash incentive award earned for 2025 performance and paid in
2026. The amount in this column for 2024 for each of Mr. Haskell and Dr. Scott includes $255,000 in respect of achievement of the Company’s
2024 performance goals pursuant to the 2024 annual cash incentive program; payment of this amount was made in 2026. The Company did not originally include these 2024 annual cash incentive amounts in the 2024 Summary Compensation Table included in the Company’s proxy statement filed in connection with its 2024 annual meeting of shareholders, but upon further review, the Company has determined that such amounts are properly reported as 2024 compensation.
(4)The amounts in this column for 2025 for Mr. Haskell and Mr. Yablunosky represent matching contributions provided by Innventure under the
401(k) Plan (as defined and described below). The amount in this column for 2025 for Dr. Scott represents reimbursement for concierge healthcare services.

(5)Dr. Scott provided services to Innventure in a consulting capacity during 2024 and 2025 through a contract between Innventure LLC and Corporate
Development Group, LLC, pursuant to which Dr. Scott, the founder and principal of Corporate Development Group, LLC, provided strategic guidance and consulting services to Innventure.
Narrative Disclosure to 2025 Summary Compensation Table
Key Named Executive Officer Compensation Components and Decisions
2025 Base Salary/Service Fees
Pursuant to the terms of their employment or consulting arrangements, as applicable, the NEOs were entitled to base salaries or service fees, as applicable, at the following annual rates during 2025:

NEO	2025 Base Salary/ Service Fee Rate
Gregory Haskell .......................................................................................................	$700,000
David Yablunosky ...................................................................................................	$450,000
Dr. John Scott ..........................................................................................................	$450,000
The 2025 base salary and service fee rates of  the NEOs set forth above were set in January 2025.
2025 Annual Cash Incentive Compensation
Mr. Haskell was eligible for a target 2025 annual cash incentive opportunity equal to $700,000 and each of Mr.
Yablunosky and Dr. Scott was eligible for a target 2025 annual cash incentive opportunity equal to $450,000, in the case of each NEO based on Innventure’s performance against certain goals established by the Board. The 2025 annual cash incentive goals and applicable weighting percentages are set forth on the table below:

2025 Annual Cash Incentive Goal	Relative Weighting	Percentage Achievement
Innventure and its subsidiaries raising capital through the sale of equity and/or debt securities	40%	30%
Accelsius’ achievement of its 2025 revenue/bookings plan	40%	0%
Management’s effective execution of strategic initiatives	20%	10%
In 2026, the Compensation Committee (and the Board with respect to Mr. Haskell) determined that 40% of the
2025 annual cash incentive goals were achieved (as shown in the table above). As such, the Compensation Committee (or
Board, as applicable), determined that each NEO earned a payout percentage of 40% of the target annual cash incentive award, which corresponds to the following payout amounts: $280,000 for Mr. Haskell; $180,000 for Mr. Yablunosky; and
$180,000 for Dr. Scott, in each case as disclosed in the 2025 Summary Compensation Table above.
2025 Equity-Based Compensation
In connection with the Business Combination, we adopted the Innventure, Inc. 2024 Equity and Incentive
Compensation Plan (the “2024 Plan”). The 2024 Plan allows for equity compensation awards to our directors, employees and certain other service providers.
In August 2025, the Compensation Committee approved an equity incentive award for Mr. Yablunosky consisting of 112,867 service-based RSUs under the 2024 Plan. These RSUs generally vest in three equal installments on each of
August 25, 2026, August 25, 2027 and August 25, 2028, subject to Mr. Yablunosky’s continuous service until the applicable vesting date. Neither of the other NEOs received stock awards or option awards in 2025.
2024 Equity-Based Compensation
In December 2024, the Compensation Committee approved equity incentive awards for certain of the NEOs consisting of service-based RSUs and stock options under the 2024 Plan. Awards for our NEOs were as follows:

NEO	RSUs	Options*
Gregory Haskell .........................................................................................................	—	—
David Yablunosky .....................................................................................................	336,066	163,934
Dr. John Scott ............................................................................................................	336,066	163,934
_____________________________
*The options set forth in the table above were granted with an exercise price of $12.20, the closing stock price on the date of grant.
The options and RSUs granted to Dr. Scott vested on October 2, 2025. The RSUs granted to Mr. Yablunosky vest in three equal installments on each of May 1, 2025, May 1, 2026 and May 1, 2027, generally subject to Mr. Yablunosky’s continuous service until the applicable vesting date. The options granted to Mr. Yablunosky vest as follows: 25% of the shares of Common Stock underlying the option vest on May 1, 2025 and 75% of the shares of Common Stock underlying the option vest in eight substantially equal installments on each three-month anniversary thereafter, subject to Mr.
Yablunosky’s continuous service until the applicable vesting date.
In December 2024, the Compensation Committee also approved a grant of 150,000 SARs (the “Accelsius SARs”)
for Dr. Scott. The Accelsius SARs each represent the right of the participant to receive a number of shares of Common
Stock with a value equal to the appreciation in the value of a Class A Common Unit of Accelsius over a base price of
$12.175 (the “Spread”). In general, the Accelsius SARs will be automatically exercised upon the earliest to occur of: (i) the
24-month anniversary of the grant date, (ii) the participant’s death, or (iii) the participant’s “disability” (as defined in the applicable award agreement). On June 25, 2025, Dr. Scott entered into an amendment to his Accelsius SAR award (the
“SAR Amendment”) to (1) clarify that any payment by the Company to him with respect to the Accelsius SARs will be made in the form of shares of Common Stock and (2) provide that the maximum number of shares of Common Stock that may be issued pursuant to his Accelsius SAR award is 1,875,000 (the “Share Cap”). Under the SAR Amendment, the
Company will not be required to pay Dr. Scott any amount in excess of the Share Cap (in the form of either equity or cash), even if the value of the number of shares of Common Stock issued in settlement of the Accelsius SARs is less than the aggregate Spread as a result of the Share Cap.
On December 11, 2024, Refinity Holdings granted 109,000 Class PI Units of Refinity Holdings (“Refinity
Incentive Units”) to each of our NEOs pursuant to the Refinity Holdings PI Unit Incentive Plan. The Refinity Incentive
Units are intended to be “profits interests” for U.S. federal income tax purposes, and holders of Refinity Incentive Units did not have any voting rights with respect to such Refinity Incentive Units except as required by law. The Refinity Incentive
Units entitle the holders thereof to participate in distributions of Refinity Holdings after certain members of Refinity
Holdings have received the return of an amount specified with respect to the Refinity Incentive Unit award (the “Refinity
Distribution Threshold”). The Refinity Incentive Units generally vest over a three-year period, with 25% vesting on the one-year anniversary of the grant date and 9.375% vesting quarterly thereafter, subject to each NEO’s continued service to
Refinity Holdings or one of its subsidiaries.
Policies and Practices Related to the Grant of Certain Equity Awards
The Compensation Committee approves equity awards granted to our NEOs on or prior to the grant date, but grants made prior to the date of this Proxy Statement have not been made on a predetermined schedule. The Compensation
Committee does not take material nonpublic information into account when determining the timing and terms of such awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company did not grant option awards to any of the NEOs in 2025.
On April 2, 2026, the Compensation Committee established a policy for making annual grants and new hire/
engagement grants to individuals other than our non-employee directors. This policy provides that annual grants will typically be awarded on or about April 2nd to all eligible employees and consultants and new hire/engagement grants will be awarded on the first business day of the month after employment/engagement begins.
Incentive Units Granted in Prior Years
Accelsius
In prior years, Accelsius granted Accelsius Incentive Units to certain service providers, including Mr. Haskell and
Dr. Scott, pursuant to the Limited Liability Company Agreement of Accelsius. At the time of the Business Combination, unvested Accelsius Incentive Units held by the NEOs remained outstanding in accordance with the terms of the award agreements pursuant to which such Accelsius Incentive Units were granted.

Employment and Consulting Arrangements with our NEOs
Gregory W. (Bill) Haskell: Innventure LLC is party to an offer letter, dated January 5, 2021, with Mr. Haskell (the
“Haskell Letter”). The Haskell Letter provides for, among other things, an initial base salary rate of $200,000 per year, and an opportunity for Mr. Haskell to receive certain equity awards from Innventure LLC and new companies affiliated with
Innventure LLC. In January 2025, Mr. Haskell’s base salary was increased again to $700,000 per year. In April 2026, in consideration of a grant of Innventure RSUs, Mr. Haskell waived the opportunity to receive certain equity awards from new companies affiliated with Innventure LLC that is referenced in the Haskell Letter.
David Yablunosky: Innventure LLC is party to an offer letter, dated September 7, 2023, with Mr. Yablunosky (the
“Yablunosky Letter”). The Yablunosky Letter provides for, among other things, an initial base salary rate of $300,000 per year and a target annual cash incentive opportunity equal to 100% of his base salary. The Yablunosky Letter also provided for a bonus equal to $300,000 in the event of a successful completion of a special purpose acquisition company transaction, which criterion was achieved upon the closing of the Business Combination. The Yablunosky Letter also provides for an opportunity for Mr. Yablunosky to receive certain equity awards from Innventure LLC and new companies affiliated with
Innventure LLC. In January 2025, Mr. Yablunosky’s base salary was increased to $450,000 per year. In April 2026, in consideration of a grant of Innventure RSUs, Mr. Yablunosky waived the opportunity to receive certain equity awards from new companies affiliated with Innventure LLC that is referenced in the Yablunosky Letter.
Dr. John Scott: Innventure LLC was a party to a Statement of Work, effective April 1, 2018, with Corporate
Development Group LLC, an independent contractor  (as amended, the “Scott Service Agreement”). Pursuant to the Scott
Service Agreement, Corporate Development Group, LLC provided strategic guidance and consulting services to Innventure
LLC for a monthly service fee of $25,000. In January 2025, Corporate Development Group, LLC’s monthly service fee was increased to $37,500. On February 16, 2026, Innventure LLC entered into a letter agreement with Dr. Scott regarding his employment (the “Scott Employment Agreement”). Pursuant to the Scott Employment Agreement, the Scott Service
Agreement was terminated on February 16, 2026. Pursuant to the Scott Employment Agreement, Dr. Scott will continue to serve as the Company’s Chief Strategy Officer. The Scott Employment Agreement provides for a base salary of $450,000, a target annual cash incentive opportunity equal to 100% of base salary, and the opportunity to participate in Innventure’s equity incentive compensation plan.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table and related footnotes set forth information about the outstanding equity awards held by the
NEOs as of December 31, 2025.

		Option Awards					Stock Awards
Name	Type of Award(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Gregory W. (Bill) Haskell .............................	Refinity Units	—	—		—	—	81,750	(2)	0
David Yablunosky ..........	INV Options	71,722	92,212	(3)	12.20	12/9/2034		—	—
	Refinity Units	—	—		—	—	81,750	(2)	0
	INV RSUs	—	—		—	—	224,044	(4)	936,504
	INV RSUs	—	—		—	—	112,867	(5)	471,784
Dr. John Scott .................	Refinity Units		—				81,750	(2)	0
	INV Options	163,934	—		12.20	12/9/2034		—	—
	Accelsius SARs	—	150,000	(6)	12.18	12/31/2026		—	—
_____________________________
(1)Type of Award: (a) Refinity Units – Refinity Incentive Units; (b) INV Options – stock options to purchase shares of Common Stock; (c) INV RSUs
– restricted stock units settled in shares of Common Stock; and (d) Accelsius SARs – awards granted by Innventure and settled in shares of
Common Stock, the value of which is determined based on the increase in value of Class A Common Units of Accelsius.
(2)On December 11, 2024, Refinity Holdings granted to each NEO 109,000 Refinity Incentive Units, with a Refinity Distribution Threshold of $0.
Such Refinity Incentive Units vest over a three-year period, with 25% vesting on the one-year anniversary of the grant date and 9.375% vesting quarterly thereafter.

(3)On December 9, 2024, Innventure granted 163,934 stock options to Mr. Yablunosky that vest as follows: 25% of the shares of Common Stock underlying the option vest on May 1, 2025 and 75% of the shares of Common Stock underlying the option vest in eight substantially equal installments on each three-month anniversary thereafter, subject to Mr. Yablunosky’s continuous service until the applicable vesting date.
(4)On December 9, 2024, Innventure granted 336,066 RSUs to Mr. Yablunosky that vest in three equal installments on each of May 1, 2025, May 1,
2026 and May 1, 2027, subject to Mr. Yablunosky’s continuous service until the applicable vesting date.
(5)On August 25, 2025, Innventure granted 112,867 RSUs to Mr. Yablunosky that vest in three equal installments on each of August 25, 2026, August
25, 2027 and August 25, 2028, subject to Mr. Yablunosky’s continuous service until the applicable vesting date.
(6)In general, these Accelsius SARs will be automatically exercised upon the earliest to occur of: (i) the 24-month anniversary of the grant date, (ii) the participant’s death, or (iii) the participant’s “disability” (as defined in the applicable award agreement).
Additional Narrative Disclosure
Tax Qualified Retirement Plan
Employees of Management Services, Accelsius and Refinity Holdings are eligible to participate in a tax-qualified retirement savings plan (the “401(k) Plan”), under which participating employees may contribute up to 99% of their eligible compensation into their 401(k) Plan accounts, subject to applicable limits under the U.S. Internal Revenue Code.
Mr. Haskell participated in the 401(k) Plan in 2024 and 2025, and Mr. Yablunosky participated in the 401(k) Plan in 2025.
Innventure did not offer a defined benefit pension plan or nonqualified deferred compensation plan for its NEOs during 2024 or 2025.
Severance and Change in Control Compensation
Severance Under NEO Arrangements
None of the agreements or offer letters with the NEOs provide for severance compensation in the event of a termination of employment.
Innventure Equity Compensation
In general, RSUs, stock options and Accelsius SARs granted under the 2024 Plan are eligible to vest or are automatically exercised as follows in the event of certain termination and change in control scenarios.
RSUs. If an NEO’s employment is terminated due to death or disability, the RSUs will vest in full. If an NEO remains employed through the date of a “change in control” (as defined for purposes of the applicable equity awards) and a replacement award is not provided, the RSUs will vest in full. If a replacement award is provided and, at any point within either (a) for grants made in 2024 and 2025, twelve months following a “change in control,” or (b) for grants made in 2026, two years following a “change in control,” the employment of an NEO is terminated by the Company (or its successor)
without “cause” or by the NEO for “good reason,” unvested RSUs held by the NEO will vest in full.
Stock Options. If an NEO’s employment is terminated due to death or disability, the unvested portion of the option will vest in full upon termination. If an NEO remains employed through the date of a “change in control” (as defined for purposes of the applicable equity awards) and a replacement award is not provided, the option will vest in full. If a replacement award is provided and, at any point within two years following a “change in control,” the employment of an
NEO is terminated by the Company (or its successor) without “cause” or by the NEO for “good reason,” the replacement award will vest in full.
Accelsius SARs. The Accelsius SARs granted in December 2024 were fully vested upon grant and will be automatically exercised upon the earliest to occur of: (i) the 24-month anniversary of date of grant, (ii) the participant’s death, or (iii) the participant’s disability (as defined in the applicable award agreement).
Treatment of Incentive Units Upon a Termination of Employment or Engagement
With respect to Accelsius Incentive Units, if an NEO’s employment or engagement is terminated, then Accelsius may repurchase such NEO’s vested Accelsius Incentive Units for the greater of the book value or fair market value (each as defined in the applicable award agreements pursuant to which Accelsius Incentive Units were granted), except that if the termination is voluntary on the part of the NEO or by Accelsius for cause (as defined in the applicable award agreements pursuant to which Accelsius Incentive Units were granted), such vested Accelsius Incentive Units may be repurchased for their fair market value.

With respect to Refinity Incentive Units, if an NEO’s employment or service is terminated, then Refinity Holdings may redeem such NEO’s vested Refinity Incentive Units for their fair market value (as defined in the applicable award agreements pursuant to which Refinity Incentive Units are granted), except that if the termination is by Refinity Holdings for cause (as defined in the Refinity Holdings, LLC PI Unit Incentive Plan), such vested and unvested Refinity Incentive
Units may be redeemed by Refinity Holdings for $0.
Treatment of Accelsius Incentive Units and Refinity Incentive Units upon a Change in Control
With respect to Accelsius Incentive Units and Refinity Incentive Units if Accelsius or Refinity Holdings,
respectively, experiences a change in control (as defined in the applicable award agreement pursuant to which the Incentive
Units were granted), 100% of such Accelsius Incentive Units or Refinity Incentive Units, as applicable, to the extent not yet vested, will vest.
Director Compensation
Bill Haskell, David Yablunosky, Mike Otworth, Suzanne Niemeyer, James O. Donnally, Bruce Brown, Elizabeth
Williams, Daniel Hennessy, and Michael Amalfitano served on the Innventure Board of Directors during 2025. Mr.
Hennessy resigned from the Innventure Board of Directors and all committees thereof effective April 29, 2026 and was replaced by Mr. Hewitt as of that date.
Non-Management Director Compensation Policy
In 2024, our Board of Directors adopted the Innventure, Inc. Non-Management Director Compensation Plan (such plan as amended and restated on November 14, 2025, the “Director Compensation Plan”). The Director Compensation Plan
is intended to allow us to attract and retain qualified individuals to serve on our Board and align their interests with those of our stockholders. The Director Compensation Plan is generally administered by the Compensation Committee. The
Director Compensation Plan provides for the following cash retainers and equity awards under the 2024 Plan:
•Quarterly cash retainer: Each non-management director will receive an annual cash retainer fee of $80,000, paid in arrears on a quarterly basis. The annual cash retainer fee will be prorated in the event that a non-
management director serves on our Board for a portion of any calendar quarter.
•Annual equity retainer: On the date of each of our regularly scheduled annual meetings of stockholders, each non-management director will receive a grant of RSUs with a targeted value of $120,000, which will generally vest on the earlier of (i) the first anniversary of the grant date and (ii) the next annual meeting of stockholders that occurs following the grant date, subject to each non-management director providing service on our Board on such vesting date. If a non-management director is elected to our Board other than in connection with an annual meeting of stockholders, such non-management director’s annual equity retainer will be prorated based on the number of days of service until the scheduled date of the next annual meeting of stockholders.
•Committee retainers: Each non-management director who serves as the chairperson of a standing committee of our Board will receive an annual cash retainer fee of $20,000, paid in arrears on a quarterly basis and prorated in the event that such non-management director serves in such position for a portion of any calendar quarter. Each non-management director who serves as a member, but not a chairperson, of a committee of our
Board will receive an annual cash retainer fee of $10,000 for each committee, paid in arrears on a quarterly basis and prorated in the event that such non-management director serves in such position for a portion of any calendar quarter.
•Lead Independent Director retainer:  A non-management director who serves as the Lead Independent
Director shall receive an annual retainer fee of $30,000, paid in arrears on a quarterly basis and prorated in the event that such non-management director serves in such position for a portion of any calendar quarter.
Participants in the Director Compensation Plan may elect that all or a specified percentage of any cash Board retainer, Committee retainer or Lead Independent Director retainer that would otherwise be payable to such participant in cash shall instead be paid in the form of fully vested Common Stock under the 2024 Plan.
The following table sets forth the total compensation received by our non-management directors in 2025.
Directors who were also executives of Innventure did not receive additional compensation in 2025 for their Board service.

2025 Director Compensation

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Total ($)
James O. Donnally ....	110,000	120,001	—	230,001
Bruce Brown .............	113,913	120,001	—	233,914
Elizabeth Williams ...	100,000	120,001	—	220,001
Daniel Hennessy(4) ...	100,000	120,001	—	220,001
Michael Amalfitano ..	100,000	120,001	—	220,001
_____________________________
(1)Each of Mr. Donnally and Mr. Brown elected to receive shares of Common Stock in lieu of cash retainers for the third and fourth quarters of 2025. Pursuant to these elections, Mr. Donnally received 11,930 shares of Common Stock in lieu of $55,000 of cash fees included in this column and Mr. Brown received 13,252 shares of Common Stock in lieu of $58,913 of cash fees included in this column.
(2)Reflects the grant date fair value of the RSU awards, calculated in accordance with FASB ASC Topic 718. For information regarding assumptions used in calculating these values, see Note 14 to the consolidated financial statements included in our 2025
Annual Report, filed with the SEC on March 30, 2026. As of December 31, 2025, the non-management directors held the following outstanding stock awards: Mr. Donnally held 22,305 RSUs, Mr. Brown held 22,305 RSUs, Mr. Hennessy held 22,305 RSUs, Mr.
Amalfitano held 22,305 RSUs and Ms. Williams held 22,305 RSUs.
(3)As of December 31, 2025, Mr. Donnally held 20,000 Accelsius SARs, which are generally subject to the same terms as Dr. Scott’s
Accelsius SARs described above, including the terms of the SAR Amendment applicable thereto, except that the Share Cap applicable to Mr. Donnally’s Accelsius SARs is 250,000.
(4)Mr. Hennessy resigned from the Innventure Board of Directors and all committees thereof effective April 29, 2026 and was replaced by Mr. Hewitt as of that date. Mr. Hewitt is not listed in the table above, because he did not serve as a director during the year ended December 31, 2025.

STOCK OWNERSHIP
Stock Ownership of Major Stockholders, Executive Officers, Directors and Director Nominees
The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of April 20, 2026 (except as otherwise set forth below) by:
•each person known to us to be the beneficial owner of more than 5% of our Common Stock;
•each of our NEOs, director nominees and directors; and
•all of our executive officers, director nominees and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Fractional shares have been rounded to the nearest whole share.
The following table is based on 82,094,894 shares of Common Stock outstanding as of April 20, 2026. In addition, the beneficial ownership presented below does not include Company Earnout Shares that the holders of
Innventure LLC’s outstanding equity and profits interests and warrants, other than the Class PCTA Units, and the Class I
Units (such holders, the “Innventure Members”), have the right to receive upon AeroFlexx having received in excess of
$15,000,000 revenue within the Vesting Period (“Milestone Three”).
Unless otherwise indicated by footnote, (i) the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them and (ii) the address of each person is c/o Innventure Inc., 6900 Tavistock Lakes Blvd, Suite 400 Orlando, FL 32827.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage of Shares of Common Stock	Amount of Series B Preferred Stock Beneficially Owned	Percentage of Shares of Series B Preferred Stock	Amount of Series C Preferred Stock Beneficially Owned	Percentage of Shares of Series C Preferred Stock
Directors, Director Nominees and Named Executive Officers:
James O. Donnally(1) .................	4,507,121	5.49%	—	*	—	*
Gregory W. Haskell ..................	808,575	*	—	*	—	*
Michael Otworth(2) ....................	3,691,154	4.50%	—	*	—	*
John Scott(3) ..............................	2,071,842	2.52%	—	*	—	*
David Yablunosky(4) .................	333,329	*	—	*	—	*
Suzanne Niemeyer(5) .................	303,227	*	—	*	—	*
Bruce Brown .............................	29,280	*	—	*	—	*
Elizabeth Williams ...................	10,574	*	—	*	—	*
Michael Amalfitano ..................	7,377	*	—	*	—	*
John Hewitt(6) ............................	—	*	—	*	—	*
Catriona Fallon .........................	—	*	—	*	—	*
All Directors, Director Nominees and Executive Officers as a Group (11 Individuals) ...............	11,762,479	14.33%	—	*	—	*

Five Percent Holders
WE-INN LLC(7) ........................	5,221,109	6.36%	—	*	—	*
Ascent Capital Partners LLC(8) .	5,406,703	6.59%	—	*	—	*

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage of Shares of Common Stock	Amount of Series B Preferred Stock Beneficially Owned	Percentage of Shares of Series B Preferred Stock	Amount of Series C Preferred Stock Beneficially Owned	Percentage of Shares of Series C Preferred Stock
CastleKnight Master Fund LP(9) ...........................................	4,442,325	5.41%	—	*	—	*
Glockner Family Venture Fund, LP(10) ...............................	4,708,121	5.73%	—	*	—	*
Commonwealth Asset Management LP(11) ....................	4,366,739	5.32%	—	*	—	*
Christopher and Donna Corley(12) ...................................	99,271	*	10,198	28.49%	—	*
Dr. Chi Lim(13) ...........................	72,448	*	5,099	14.25%	—	*
Matthew and Holly Sellers(14) ...	62,619	*	7,649	21.37%	—	*
Javid Mu’az Baksh Living Trust(15) ......................................	22,026	*	10,198	28.49%	—	*
Crown Global Life Insurance LTD IRO Separate Account 30286(16) ....................................	106,180	*	—	*	50,000	31.39%
Neil Eichelberger 2021 Irrevocable Trust(17) ...................	212,360	*	—	*	100,000	62.79%
_____________________________
*less than 1%
(1)Consists of (i) 27,886 held by Our-No Family Holdings LP over which Mr. Donnally has voting and investment power (ii)
1,607,619 shares of Common Stock held by the James O. Donnally Revocable Trust over which Mr. Donnally has sole voting and investment power, and (iii) 2,871,616 shares of Common Stock that may be deemed to be beneficially owned by Mr. Donnally, which shares are held by certain trusts, including (a) 149,329 shares held by the Barbara G. Glockner Trust, for the benefit of
Joseph C. Glockner; (b) 149,329 shares held by the Barbara G. Glockner Trust, for the benefit of Michael P. Glockner; (c) 149,329 shares held by the Barbara G. Glockner Trust, for the benefit of Timothy E. Glockner; (d) 788,331 shares held by the Joseph C.
Glockner Revocable Trust; (e) 788,331 shares held by Michael P. Glockner Revocable Trust; (f) 788,331 shares held by the
Timothy E. Glockner Revocable Trust; (g) 4,178 shares held by the Andrew M. Glockner Revocable Trust; and (h) 54,458 shares held by the Barbara G. Glockner Revocable Trust, each of which has three trustees, Timothy Glockner, James O. Donnally, and
Theresa Laxton, Mr. Donnally’s spouse, with shared voting power. Timothy Glockner has a life estate interest in the Barbara G.
Glockner Trust fbo Timothy E. Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Timothy E. Glockner are the issue of Timothy Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Joseph C. Glockner are the issue of Joseph C.
Glockner. The beneficiaries of the Barbara G. Glockner Trust fbo Michael P. Glockner are the issue of Michael P. Glockner.
(2)Consists of (i) 3,274,030 shares of Common Stock held by Mr. Otworth and (ii) 262,295 shares of Common Stock that Mr. Otworth has the right to acquire in connection with the vesting of stock options on October 2, 2025.
(3)Consists of (i) 2,417,719 shares of Common Stock held by Dr. Scott and (ii) 163,934 shares of Common Stock that Dr. Scott has the right to acquire in connection with the vesting of stock options on October 2, 2025.
(4)Consists of (i) 204,702 shares of Common Stock held by Mr. Yablunosky, (ii) 112,022 shares of Common Stock that Mr.
Yablunosky will acquire in connection with the vesting of RSUs on May 1, 2026, and (iii) 15,369 shares of Common Stock that Mr.
Yablunosky will have the right to acquire in connection with the vesting of stock options on May 1, 2026.
(5)Consists of (i) 175,836 shares of Common Stock held by Ms. Niemeyer, (ii) 112,022 shares of Common Stock that Ms. Niemeyer will acquire in connection with the vesting of RSUs on May 1, 2026, and (iii) 15,369 shares of Common Stock that Ms. Niemeyer will have the right to acquire in connection with the vesting of stock options on May 1, 2026.
(6)Mr. Hewitt joined the Board on April 29, 2026.
(7)Based on information provided by WE-INN LLC in a Schedule 13D/A filed with the SEC on April 6, 2026, as supplemented by information provided to the Company regarding Company Earnout Shares awarded to WE-INN LLC subsequent to such filing.
Greg Wasson and Kimberly Wasson share voting and investment power over the securities held by WE-INN LLC. The address for
WE-INN LLC is 2045 West Grand Avenue, Suite B, PMB 82152, Chicago, Illinois 60612.

(8)Based on information provided by Ascent Capital Partners LLC (“Ascent”) in a Schedule 13D/A filed with the SEC on February 19,
2026, as supplemented by information provided to the Company regarding Company Earnout Shares awarded to Ascent X
Innventure TC, a series of Ascent X Innventure, LP and an affiliate of Ascent. Voting and investment power over the shares held by
Ascent and its affiliates is exercised by Jonathan Loeffler and Mark A. Pomeroy Jr. The address for Ascent is 16427 North
Scottsdale Road, Suite 410, Scottsdale Arizona 85255.
(9)Based on information provided by CastleKnight Master Fund LP (“CastleKnight”) in a Schedule 13G/A ﬁled with the SEC on
February 17, 2026. Mr. Aaron Weitman is the Managing Member of CastleKnight Fund GP, LLC, which is the controlling entity of
CastleKnight Master Fund LP, and accordingly Mr. Weitman may be deemed to have voting and investment power over the shares.
The address for CastleKnight is Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KY1-1104
Cayman Islands.
(10)Timothy E. Glockner, Joseph C. Glockner, Michael P. Glockner, and James O. Donnally are members of The Glockner Family
Venture Fund, LP and share equal voting and investment power over the 4,708,121 shares of Common Stock.
(11)Based on information provided by Commonwealth Asset Management LP (“CWAM LP”) in a Schedule 13D filed with the SEC on
February 17, 2026. Mr. Adam Fisher is the Founder and Chief Investment Officer of CWAM LP, which is the investment manager of Commonwealth Asset Management Global Macro Master Fund Ltd., and Mr. Fisher is the sole member of ABF Manager LLC, which is the non-member manager of AFT Investments LLC (“AFT”); accordingly, Mr. Fisher may be deemed to have voting and investment power over the shares.  Mr. Fisher disclaims beneficial ownership of the shares held directly by AFT. The address for
CWAM LP is 11755 Wilshire Boulevard, Suite 2320, Los Angeles, California 90025.
(12)The 10,198 shares of Series B Preferred Stock held by Christopher and Donna Corley are convertible into 20,396 shares of
Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred
Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-
trading day VWAP of the Common Stock. Christopher Corley and Mrs. Donna Corley share voting and investment power over the shares. The address for Christopher and Donna Corley is 1001 Moore Road, Greenville, South Carolina 29615.
(13)The 5,099 shares of Series B Preferred Stock held by Dr. Chi Lim are convertible into 10,198 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the
Common Stock. The address for Dr. Chi Lim is 514 Adaliz Way, Greer, South Carolina 29651.
(14)The 7,649 shares of Series B Preferred Stock held by Matthew and Holly Sellers are convertible into 15,298 shares of Common
Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-
trading day VWAP of the Common Stock. Mr. Matthew Sellers and Mrs. Holly Sellers share voting and investment power over the shares. The address for Matthew and Holly Sellers is 306 Crescent Avenue, Greenville, South Carolina 29605.
(15)The 10,198 shares of Series B Preferred Stock held by the Javid Mu’az Baksh Living Trust are convertible into 20,396 shares of
Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series B Preferred
Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-
trading day VWAP of the Common Stock. Mr. Javid Baksh serves as the trustee for the Javid Mu’az Baksh Living Trust and, accordingly, may be deemed to have voting and investment power over the shares.  The address for Javid Mu’az Baksh Living Trust is 11 Promenade Drive, Greenville, South Carolina 29609.
(16)The 50,000 shares of Series C Preferred Stock held by the Crown Global Life Insurance LTD IRO Separate Account 30286 are
convertible into 100,000 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series C Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Ms. Terria Godwin and Ms. Pauline McGettigan
are the controlling persons of Crown Global Life Insurance LTD IRO Separate Account 30286 and share voting and investment power equally such that voting and investment decisions require the affirmative agreement of both persons. The address for Crown
Global Life Insurance LTD IRO Separate Account 30286 is 39 Market Street, P.O. Box 10467, Suite 3206A, 2nd Floor, Camana
Bay, Grand Cayman, Cayman Islands KY1-1004.
(17)The 100,000 shares of Series C Preferred Stock held by the Neil Eichelberger 2021 Irrevocable Trust are convertible into 200,000 shares of Common Stock, assuming the maximum number of shares of Common Stock are issued upon conversion of the Series C
Preferred Stock pursuant to its terms, which provide that the conversion price be calculated based on the greater of a fixed amount and the 10-trading day VWAP of the Common Stock. Each of Ms. Leigh Waters and Ms. Marjorie Ann Eichelberger serves as a trustee for the Neil Eichelberger 2021 Irrevocable Trust and has sole voting and investment power over the shares such that voting and investment decisions do not require the agreement of both persons.  The address for Neil Eichelberger 2021 Irrevocable Trust is
7 Country Road, Boynton Beach, Florida 33436.

The Company’s “free float,” as determined by the Company in reliance upon the guidance issued by FTSE Russell, exceeds 10% of the Company’s total voting power.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that certain of our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership with the SEC.
The SEC has established specific due dates for these reports, and we are required to disclose in this Proxy Statement any known late filings or failures to file. Based solely on our review of Section 16 reports filed electronically with the SEC and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to those officers, directors and 10% holders were satisfied, except as set forth below:
•One Form 4 for each of Messrs. Yablunosky, Haskell and Austrup, in each case, reporting one transaction, was filed late on April 24, 2025.
•One Form 4 for each of Mr. Otworth and Dr. Scott, in each case, reporting five transactions, was filed late on
April 24, 2025.
•One Form 4 reporting seven transactions and one amended Form 3 reporting a previously omitted holding for
Mr. Donnally were filed late on April 24, 2025.
•One Form 4 for each of Mr. Yablunosky and Ms. Niemeyer, in each case, reporting one transaction, was filed late on August 27, 2025.
•One Form 4 for Mr. Hennessy reporting one transaction was filed late on October 14, 2025.

Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(a)	Weighted-average exercise price of outstanding options, warrants and rights(2)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)(c)
Equity compensation plans approved by security holders ............................................	1,041,949	$11.44	4,608,958
Equity compensation plans not approved by security holder .............................................	—	—	—
TOTAL ............................................................	1,041,949	$11.44	4,608,958
_____________________________
(1)Reflects options, restricted stock units and Accelsius SARs outstanding under the 2024 Plan. Each Accelsius SAR represents the right of the holder to receive a number of shares of Common Stock with a value equal to the appreciation in the value of a Class A Common Unit of Accelsius over a base price of $12.175 (such appreciation in value, the “spread”). We calculated the number of shares of Common Stock covered by the Accelsius SARs for purposes of this column (a) by determining the aggregate spread and dividing it by the fair market value of a share of Common Stock all as of December 31, 2025.
(2)The weighted-average exercise price relates to outstanding stock options only. The Company’s restricted stock unit awards have no exercise price. The Accelsius SARs have a base price of $12.175, but such base price relates to Class A Common Units of Accelsius, not shares of Common Stock, and is already accounted for in the calculation of the number of shares of Common Stock covered by the Accelsius SARs included in column (a) as described in footnote 1 (and for the foregoing reasons is not reflected in this column (b)).
(3)As of December 31, 2025, consists of the shares available for future issuance under the 2024 Plan, all of which may be issued for awards other than options, warrants or rights (such as restricted stock). In general, the aggregate share limit under the 2024 Plan will be automatically increased on the first day of each fiscal year, until 2034, by an amount equal to the lesser of (a) 3% of the shares of the Company’s Common Stock outstanding on the last day of the immediately preceding fiscal year and (b)
such smaller number of shares as determined by the Board of Directors of the Company.

OTHER INFORMATION
Proxy Materials
The full set of our materials include:
•the Notice and Proxy Statement for the meeting,
•a proxy, and
•our 2025 Annual Report.
You may view online this Proxy Statement and related materials at www.proxyvote.com. As described further above, stockholders will receive only a written notice of how to access our proxy materials and will not receive printed copies of the proxy materials unless requested. You may obtain a copy of our 2025 Annual Report on Form 10-K and
Proxy Statement free of charge by visiting our website, www.innventure.com, or by writing to
investorrelations@innventure.com.
Delivery of Proxy Materials to Households
Stockholders residing in the same household who hold their stock through a bank or broker may receive only one
Notice of Annual Meeting and Internet Availability of Proxy Materials (or Proxy Statement, for those who receive a printed copy of the Proxy Statement) in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of proxy materials is called “householding,” and saves us money in printing and distribution costs.
This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.
If you hold your shares in “street name” and reside in a household that received only one copy of the proxy materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker.
If your household is receiving multiple copies of the proxy materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker or by contacting us in writing at Innventure, Inc., 6900
Tavistock Lakes Blvd, Suite 400, Orlando, FL 32827, Attention: Corporate Secretary, or by phone at (321) 209-6787. We will also promptly upon oral or written request deliver a separate copy of one Notice of Annual Meeting and Internet
Availability of Proxy Materials (or Proxy Statement, as applicable) to any stockholder residing at an address to which only one copy was delivered. Requests for additional copies should be directed to us using the contact information listed above.

By Order of the Board of Directors

Suzanne Niemeyer Corporate Secretary April 30, 2026

innventure

Creating Companies to Transform Tomorrow

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00232-P53440

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INNVENTURE, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Bruce Brown	☐	☐
1b. James O. Donnally	☐	☐
1c. Catriona Fallon	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement for the 2026 Annual Meeting of Stockholders of Innventure, Inc., the Proxy Card and the Annual Report on Form 10-K for Innventure, Inc. for the year ended December 31, 2025 are available at www.proxyvote.com.

T00233-P53440

INNVENTURE, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 17, 2026 AT 10:00 A.M., ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Suzanne Niemeyer and David Yablunosky, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INNVENTURE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., ET, on June 17, 2026, virtually at www.virtualshareholdermeeting.com/INV2026, and any adjournment or postponement thereof. The stockholder(s) hereby revoke(s) any proxies heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, any executed proxy will be voted "FOR" all director nominees and "FOR" Proposal 2, each as set forth on the reverse side. Discretionary authority is hereby conferred as to all other matters that may properly come before the meeting or any postponement or adjournment thereof.

Continued and to be signed on reverse side